Filed electronically with the Securities and Exchange Commission on
                                February 1, 2001


                                                                File No.2-29804
                                                                File No.811-1702

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                                                      --
                         Post-Effective Amendment No. 50                   / X /
                                                      --
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

                                Amendment No. 50                           / X /
                                              --


                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                    ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 312-537-7000
                                                            ------------

            Philip J. Collora, Vice President and Assistant Secretary
                    Kemper Small Capitalization Equity Fund
                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /         Immediately upon filing pursuant to paragraph (b)
/   /         60 days after filing pursuant to paragraph (a) (1)
/   /         75 days after filing pursuant to paragraph (a) (2)
/ X /         On February 1, 2001 pursuant to paragraph (b)
/   /         On                    pursuant to paragraph (a) (1)
                 ------------------
/   /         On                    pursuant to paragraph (a) (2) of Rule 485
                 ------------------
/   /         On                    pursuant to paragraph (a) (3) of Rule 485
                 ------------------

              If appropriate, check the following box:
/   /         This post-effective amendment designates a new effective date for a previously filed post-effective amendment





                                Part C - Page 1

Kemper Equity Funds/Growth Style

Kemper Aggressive Growth Fund
Kemper Blue Chip Fund
Kemper Growth Fund
Kemper Small Capitalization Equity Fund
Kemper Technology Fund
Kemper Total Return Fund
Kemper Value+Growth Fund

Supplement to Prospectus Dated February 1, 2001

Class I Shares
--------------------------------------------------------------------------------

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Zurich Scudder Investments, Inc. ("Zurich Scudder") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Zurich Scudder and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by Zurich Scudder that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

Performance

The table shows how the funds' returns over different periods average out. For context, the table has market indices (which, unlike the funds, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results. No performance data are available for the Class I shares of Kemper Aggressive Growth Fund and Kemper Value+Growth Fund.

Average Annual Total Returns (as of 12/31/2000)

                                                                     Since
                                Since       Since    Since 7/3/95  11/22/95
                              12/31/99    12/31/95     Life of      Life of
                               1 Year      5 Years      Class        Class
------------------------------------------------------------------------------
Kemper Blue Chip Fund           -8.29%      16.81%       --          16.92%
Index 1                          -9.10       18.33       --          18.44*
Index 2                          -7.79       18.16       --          18.19*

Kemper Growth Fund              -19.43       11.73      13.96%        --
Index 1                          -9.10       18.33     19.42**        --
Index 3                         -22.42       18.15     19.18**        --

Kemper Small Capitalization
Equity Fund                     -10.05       10.25       11.88        --
Index 1                          -9.10       18.33     19.42**        --
Index 4                          -3.02       10.31     11.66**        --
Index 5                         -22.43        7.14      8.87**        --

Kemper Technology Fund          -23.96       24.97       24.65        --
Index 1                          -9.10       18.33     19.42**        --
Index 3                         -22.42       18.15     19.18**        --
Index 6                         -35.35       26.96     25.60**        --

                                                                     Since
                                Since       Since    Since 7/3/95  11/22/95
                              12/31/99    12/31/95     Life of      Life of
                               1 Year      5 Years      Class        Class
------------------------------------------------------------------------------
Kemper Total Return Fund         -2.63       12.78       13.36        --
Index 1                          -9.10       18.33     19.42**        --
Index 3                         -22.42       18.15     19.18**        --
Index 7                          11.85        6.24      6.90**        --

*  Index comparison begins November 30, 1995

** Index comparison begins June 30, 1995

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

Index 4: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index 5: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 6: Hambrecht & Quist Index, an unmanaged index composed of approximately 275 technology stocks, including companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.

Index 7: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and investment-grade corporate debt securities of intermediate- and long-term maturities.

How much investors pay

This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

Shareholder fees: Fees paid directly from your investment.

                                    Maximum
                      Maximum      Deferred     Maximum
                   Sales Charge     Sales        Sales    Redemption
                      (Load)        Charge     Charge on   Fee (% of
                    Imposed on      (Load)    Reinvested    amount
                   Purchases (%     (% of     Dividends/   redeemed,
                   of offering    redemption  Distribu-       if        Exchange
                      price)      proceeds)     tions      applicable)    Fee
--------------------------------------------------------------------------------
Kemper Aggressive
Growth Fund            None          None        None        None        None
--------------------------------------------------------------------------------
Kemper Blue Chip
Fund                   None          None        None        None        None
--------------------------------------------------------------------------------
Kemper Growth Fund     None          None        None        None        None
--------------------------------------------------------------------------------
Kemper Small
Capitalization
Equity Fund            None          None        None        None        None
--------------------------------------------------------------------------------
Kemper Technology
Fund                   None          None        None        None        None
--------------------------------------------------------------------------------
Kemper Total
Return Fund            None          None        None        None        None
--------------------------------------------------------------------------------
Kemper
Value+Growth Fund      None          None        None        None        None
--------------------------------------------------------------------------------

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                                                         Total
                                                                        Annual
                                 Investment   Distribution               Fund
                                 management    (12b-1)      Other     Operating
                                     Fee         Fees      Expenses   Expenses
--------------------------------------------------------------------------------
Kemper Aggressive Growth Fund      0.52%         None        0.25%      0.77%
--------------------------------------------------------------------------------
Kemper Blue Chip Fund              0.52%         None        0.17%      0.69%
--------------------------------------------------------------------------------
Kemper Growth Fund                 0.54%         None        0.15%      0.69%
--------------------------------------------------------------------------------
Kemper Small Capitalization
Equity Fund                        0.82%         None        0.15%      0.97%
--------------------------------------------------------------------------------
Kemper Technology Fund             0.52%         None        0.18%      0.70%
--------------------------------------------------------------------------------
Kemper Total Return Fund           0.53%         None        0.10%      0.63%
--------------------------------------------------------------------------------
Kemper Value+Growth Fund           0.72%         None        0.33%      1.05%
--------------------------------------------------------------------------------


Example

Based on the figures above, this example is designed to help you compare the expenses of a fund to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                                        1 Year    3 Years    5 Years   10 Years
 -------------------------------------------------------------------------------
 Kemper Aggressive Growth Fund             $79      $246       $428      $954
 -------------------------------------------------------------------------------
 Kemper Blue Chip Fund                     $70      $221       $384      $859
 -------------------------------------------------------------------------------
 Kemper Growth Fund                        $70      $221       $384      $859
 -------------------------------------------------------------------------------
 Kemper Small Capitalization
 Equity Fund                               $99      $309       $536    $1,190
 -------------------------------------------------------------------------------
 Kemper Technology Fund                    $72      $224       $390      $871
 -------------------------------------------------------------------------------
 Kemper Total Return Fund                  $64      $202       $351      $786
 -------------------------------------------------------------------------------
 Kemper Value+Growth Fund                 $107      $334       $579    $1,283
 -------------------------------------------------------------------------------

Financial Highlights

Kemper Blue Chip Fund -- Class I


                                                                       November
                                                                       22, 1995
                                                                          to
                                  Years ended October 31,              October
                      ----------------------------------------------      31,
                         2000       1999        1998        1997         1996
--------------------------------------------------------------------------------
Net asset value,
beginning of period     $10.29     $16.68      $17.72      $17.18     $15.30
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment
  income (loss) (a)        .08        .13         .21         .32        .36
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investment
  transactions            1.79       4.60        1.19        3.58       2.96
--------------------------------------------------------------------------------
  Total from              1.87       4.73        1.40        3.90       3.32
  investment
  operations
--------------------------------------------------------------------------------
  Less distributions from:

  Net investment
  income                    --         --       (.25)       (.23)      (.24)
--------------------------------------------------------------------------------
  Net realized gain
  on investment
  transactions           (.75)      (.42)      (2.19)      (3.13)     (1.20)
--------------------------------------------------------------------------------
Total distributions      (.75)      (.42)      (2.44)      (3.36)     (1.44)
--------------------------------------------------------------------------------
Net asset value, end    $22.11     $20.99      $16.68      $17.72     $17.18
of period
--------------------------------------------------------------------------------
Total return (%) (b)      9.01      28.81        8.53       26.89     21.89*
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period
($ in thousands)        10,018      9,669       5,600       5,107         14
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)             .69        .72         .68         .70     1.31**
--------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)             .68        .72         .68         .70     1.31**
--------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)                 .34        .60        1.23        1.56     1.33**
--------------------------------------------------------------------------------
Portfolio turnover
rate (%)                    89         75         157         183        166
--------------------------------------------------------------------------------

*        Not annualized

**       Annualized

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charge.

Kemper Growth Fund -- Class I

--------------------------------------------------------------------------------
Year ended September 30,          2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                       $16.07    $11.88    $15.60    $17.26   $16.09
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income (loss)  (0.02)(b)  --(b)    0.05(b)     0.08     0.19
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                    4.16      4.25    (1.68)      2.61     2.74
--------------------------------------------------------------------------------
  Total from investment
  operations                      4.14      4.25    (1.63)      2.69     2.93
--------------------------------------------------------------------------------
  Less distributions from:
  Net investment income             --        --        --        --   (0.08)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       (1.76)    (0.06)    (2.09)    (4.35)   (1.68)
--------------------------------------------------------------------------------
Total distributions             (1.76)    (0.06)    (2.09)    (4.35)   (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period  $18.45    $16.07    $11.88    $15.60   $17.26
--------------------------------------------------------------------------------
Total return (%) (a)             25.81     35.82    (11.45)    20.51    20.19
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                     23        19        21        27       36
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            0.69      0.71      0.65      0.70     0.64
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            0.68      0.71      0.65      0.70     0.64
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                      (0.13)    (0.02)      0.30      0.43     1.08
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         49        97       122       201      150
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

(b)      Based on monthly average shares outstanding during the period.

Kemper Small Capitalization Equity Fund-- Class I

--------------------------------------------------------------------------------
Year ended September 30,            2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                          $6.27     $5.39     $8.07   $7.05    $7.15
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income (loss)    (.05)(a)  (.01)(a)      --     .01   .01(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                      3.52      1.30    (1.87)    1.58      .94
--------------------------------------------------------------------------------
  Total from investment
  operations                        3.47      1.29    (1.87)    1.59      .95
--------------------------------------------------------------------------------
  Less distributions from:
  Net realized gains on
  investment transactions          (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
Total distributions                (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
Net asset value, end of period     $9.38     $6.27     $5.39   $8.07    $7.05
--------------------------------------------------------------------------------
Total return (%) (b)              56.87(c)   24.66    (24.82)  24.89    16.76
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                       20        12        12      21       20
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       .97       .58       .48     .53      .66
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       .96       .58       .48     .53      .66
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (.65)     (.21)       .04     .17      .16
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          156       133        86     102       85
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

Kemper Technology Fund -- Class I

--------------------------------------------------------------------------------
Years ended October 31,          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of year                          $21.54    $11.86    $13.19    $13.20    $14.64
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss) (a)                         --     (.02)     (.02)     (.04)     (.07)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions         10.07     10.77       .83      2.14       .76
--------------------------------------------------------------------------------
  Total from investment
  operations                      10.07     10.75       .81      2.10       .69
--------------------------------------------------------------------------------
  Less distributions from:
  Net realized gain on
  investment transactions        (1.94)    (1.07)    (2.14)    (2.11)    (2.13)
--------------------------------------------------------------------------------
Net asset value, end of year     $29.67    $21.54    $11.86    $13.19    $13.20
--------------------------------------------------------------------------------
Total return (%) (b)              47.62     95.39      8.44     17.23      8.06
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 58,992    34,086    19,389    20,004    17,834
--------------------------------------------------------------------------------
Ratio of expense before
expense reductions (%)              .70       .65       .67       .74       .76
--------------------------------------------------------------------------------
Ratio of expense after
expense reductions (%)              .69       .64       .67       .74       .76
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (.01)     (.09)     (.12)     (.27)     (.49)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          59        59       146       192       121
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charge.

Kemper Total Return Fund -- Class I

--------------------------------------------------------------------------------
Year ended October 31,      2000        1999       1998       1997       1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value,
beginning of period        $11.38      $10.54     $11.33      $11.27    $10.61
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                   .29(a)      .34(a)        .34         .36       .32
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions                .47        1.53        .77        1.55      1.23
--------------------------------------------------------------------------------
  Total from investment
  operations                  .76        1.87       1.11        1.91      1.55
--------------------------------------------------------------------------------
  Less distributions from:
  Net investment income     (.32)       (.35)      (.35)       (.36)     (.39)
--------------------------------------------------------------------------------
  Net realized gains on     (.46)       (.68)     (1.55)      (1.49)     (.50)
  investment
  transactions
--------------------------------------------------------------------------------
Total distributions         (.78)      (1.03)     (1.90)      (1.85)     (.89)
--------------------------------------------------------------------------------
Net asset value, end of
period                     $11.36      $11.38     $10.54      $11.33    $11.27
--------------------------------------------------------------------------------
Total return (%) (b)         6.80       18.65      10.98       19.40     15.64
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period
($ thousands)              11,186      10,316     12,082      12,193    11,080
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)                .63         .67        .64         .71       .72
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        .62         .67        .64         .71       .72
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.68        3.06       3.12        3.22      3.09
--------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            95          64         80         122        85
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Special Features

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the Statement of Additional Information. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Zurich Scudder and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

February 1, 2001

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)

February 1, 2001

Prospectus

                                                KEMPER EQUITY FUNDS/GROWTH STYLE

                                                   Kemper Aggressive Growth Fund

                                                           Kemper Blue Chip Fund

                                                             Classic Growth Fund

                                                              Kemper Growth Fund

                                         Kemper Small Capitalization Equity Fund

                                                          Kemper Technology Fund

                                                        Kemper Total Return Fund

                                                        Kemper Value+Growth Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

[LOGO] Kemper Funds

Contents
--------------------------------------------------------------------------------

   How the Funds Work                       How to Invest in the Funds

     4  Kemper Aggressive Growth             64  Choosing a Share Class
        Fund
                                             69  How to Buy Shares
     8  Kemper Blue Chip Fund
                                             70  How to Exchange or Sell
    12  Kemper Classic Growth Fund               Shares

    16  Kemper Growth Fund                   71  Policies You Should Know
                                                 About
    20  Kemper Small Capitalization
        Equity Fund                          76  Understanding Distributions
                                                 and Taxes
    24  Kemper Technology Fund

    28  Kemper Total Return Fund

    32  Kemper Value+Growth Fund

    36  Other Policies And Risks

    37  Who Manages and Oversees
        the Fund

    39  Financial Highlights

How the Funds Work


These funds invest mainly in common stocks, as a way of seeking growth of your investment.

The funds invest mainly in growth companies: those that seem poised for above-average growth of earnings. Each fund pursues its own goal.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                            |    Class A     Class B     Class C
                                            |
                              ticker symbol |     KGGAX       KGGBX       KGGCX
                                fund number |     073         273         373


Kemper Aggressive Growth Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks capital appreciation through the use of aggressive investment techniques.

The fund normally invests at least 65% of total assets in equities -- mainly common stocks -- of U.S. companies. Although the fund can invest in stocks of any size and market sector, it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers look for individual companies in growing industries that have innovative products and services, competitive positions, repeat customers, effective management, control over costs and prices, strong balance sheets and earnings growth.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell fully valued companies when prices rise.

The fund normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund may focus on one or more sectors increases this risk, because factors affecting those sectors could affect fund performance.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher performance.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with two broad-based market indices (which, unlike the fund, have no fees or expenses). The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper Aggressive Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997       33.38
1998       13.98
1999       49.06
2000       -8.39


Best Quarter: 33.20%, Q4 1999              Worst Quarter: -18.97%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                              Since 12/31/99     Since 12/31/96
                                                  1 Year         Life of Class
--------------------------------------------------------------------------------
Class A                                           -13.66              18.30
--------------------------------------------------------------------------------
Class B                                           -11.96              18.72
--------------------------------------------------------------------------------
Class C                                            -9.32              18.99
--------------------------------------------------------------------------------
Index 1                                            -9.10              17.20
--------------------------------------------------------------------------------
Index 2                                            -7.46              16.31
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 3000 Index, an unmanaged index of 3,000 of the largest capitalized companies that are domiciled in the United States and whose common stocks trade there.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1997 through 1999 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                5.75%        None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*        4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                 0.52%        0.52%        0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                       None         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                               0.88         1.06         1.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses                1.40         2.33         2.44
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                     $709         $993       $1,297       $2,158
--------------------------------------------------------------------------------
Class B shares                      636        1,027        1,445        2,219
--------------------------------------------------------------------------------
Class C shares                      347          761        1,301        2,776
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                     $709         $993       $1,297       $2,158
--------------------------------------------------------------------------------
Class B shares                      236          727        1,245        2,219
--------------------------------------------------------------------------------
Class C shares                      247          761        1,301        2,776
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                               ticker symbol |    KBCAX       KBCBX       KBCCX
                                 fund number |    031         231         331

Kemper Blue Chip Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks growth of capital and of income.

The fund normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the fund invests have a median market capitalization of approximately $36 billion.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies: large, well-known, established companies with sound financial strength whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.


--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


To the extent that the fund invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.


Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters


o        growth stocks may be out of favor for certain periods


o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


o        derivatives could produce disproportionate losses



o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals who are interested in a core stock investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with two broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper Blue Chip Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       44.43
1992       -1.20
1993        3.82
1994       -5.16
1995       31.72
1996       27.70
1997       26.21
1998       14.40
1999       26.08
2000       -8.67


Best Quarter: 19.21%, Q4 1998              Worst Quarter: -13.02%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                Since       Since        Since
                                              12/31/99     12/31/95    12/31/90
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                                         -13.92       14.88        13.99
--------------------------------------------------------------------------------
Class B                                         -12.07       15.15        13.71
--------------------------------------------------------------------------------
Class C                                          -9.37       15.34        13.80
--------------------------------------------------------------------------------
Index 1                                          -9.10       18.33        17.46
--------------------------------------------------------------------------------
Index 2                                          -7.79       18.16        17.67
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                 Class A      Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)               5.75%        None          None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.55%        0.55%         0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                      None         0.75          0.75
--------------------------------------------------------------------------------
Other Expenses**                              0.62         0.68          0.63
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.17         1.98          1.93
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                    $687         $925        $1,182       $1,914
--------------------------------------------------------------------------------
Class B shares                     601          921         1,268        1,905
--------------------------------------------------------------------------------
Class C shares                     296          606         1,042        2,254
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                    $687         $925        $1,182       $1,914
--------------------------------------------------------------------------------
Class B shares                     201          621         1,068        1,905
--------------------------------------------------------------------------------
Class C shares                     196          606         1,042        2,254
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |    Class A     Class B     Class C
                                            |
                             ticker symbol  |    KCGAX       KCGBX       KCGCX
                               fund number  |    082         282         382

Kemper Classic Growth Fund*
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks long-term growth of capital with reduced share price volatility compared with other growth mutual funds. The fund invests primarily in common stocks of U.S. companies. Although the fund can invest in companies of any size, it generally focuses on established companies with market values of $2 billion or more.


In choosing stocks, the portfolio manager looks for individual companies that have strong competitive positions, prospects for consistent growth, effective management and strong balance sheets.

The manager uses several strategies in seeking to reduce share price volatility. The manager diversifies the fund's investments, by company as well as by industry and sector. He prefers to invest in companies whose stocks appear reasonably valued in light of potential growth based on various factors such as price-to-earnings ratios and market capitalization. The manager also prefers to avoid companies whose business fundamentals are deteriorating. Depending on his outlook, the manager may increase or reduce the fund's exposure to a given industry or company.

The fund will normally sell a stock when the manager believes it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.



*        Kemper Classic Growth Fund is properly known as Classic Growth Fund.


--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund invests in a given industry or particular size of company, any factors affecting that industry or size of company could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:


o the manager could be wrong in his analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods


o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a long-term investment that seeks to lower its share-price volatility.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with two broad-based market indices (which, unlike the fund, have no fees or expenses). The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper Classic Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999       33.78
2000      -10.55


Best Quarter: 24.37%, Q4 1999              Worst Quarter: -11.34%, Q4 2000


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                              Since 12/31/99     Since 4/16/98
                                                  1 Year         Life of Class
--------------------------------------------------------------------------------
Class A                                           -15.69               7.20
--------------------------------------------------------------------------------
Class B                                           -13.85               7.65
--------------------------------------------------------------------------------
Class C                                           -11.75               8.42
--------------------------------------------------------------------------------
Index                                              -9.10               8.04*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged, capitalization-weighted index that includes 500 large-cap U.S. stocks.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns from the date of inception through 2000 would have been lower if operating expenses hadn't been reduced.

*  Index comparison begins 4/30/1998.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)               5.75%        None          None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.70%        0.70%         0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                      None         0.75          0.75
--------------------------------------------------------------------------------
Other Expenses**                              0.78         0.89          1.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.48         2.34          2.69
--------------------------------------------------------------------------------
Expense Waiver***                             0.25         0.25          0.25
--------------------------------------------------------------------------------
Net Annual Operating Expenses                 1.23         2.09          2.44
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.01%, 0.02% and 0.01% for Class A, Class B and Class C shares, respectively.

*** By contract, the advisor has agreed to waive 0.25% of its management fee until 1/31/2002.

Based on the figures above (including one year of waived expenses in each period), this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                         1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                    $693         $993       $1,314       $2,222
--------------------------------------------------------------------------------
Class B shares                     612        1,007        1,428        2,121
--------------------------------------------------------------------------------
Class C shares                     347          812        1,403        3,004
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                    $693         $993       $1,314       $2,222
--------------------------------------------------------------------------------
Class B shares                     212          707        1,228        2,121
--------------------------------------------------------------------------------
Class C shares                     247          812        1,403        3,004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   KGRAX       KGRBX       KGRCX
                                fund number  |   003         203         303


Kemper Growth Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks growth of capital through professional management and diversification of investments in securities that the investment manager believes have the potential for capital appreciation.


The fund normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the fund invests have a median market capitalization of approximately $50 billion.


In choosing stocks, the portfolio manager looks for individual companies that have strong product lines, effective management and leadership positions within core markets. The manager also analyzes each company's valuation, stock price movements and other factors.

Based on her analysis, the manager classifies stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth at a rapid rate

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

--------------------------------------------------------------------------------


OTHER INVESTMENTS The fund could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The manager intends to keep the fund's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The fund normally will sell a stock when the manager believes its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:


o the manager could be wrong in her analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in a moderate-to- aggressive long-term growth fund with a large-cap emphasis.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with two broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Growth Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       66.85
1992       -1.56
1993        1.63
1994       -5.91
1995       31.87
1996       16.34
1997       16.80
1998       14.22
1999       36.91
2000      -19.73


Best Quarter: 29.11%, Q4 1999              Worst Quarter: -22.18%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                Since       Since        Since
                                              12/31/99     12/31/95    12/31/90
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                                         -24.35        9.96        12.78
--------------------------------------------------------------------------------
Class B                                         -22.55       10.02        12.27
--------------------------------------------------------------------------------
Class C                                         -20.39       10.32        12.49
--------------------------------------------------------------------------------
Index 1                                         -22.42       18.15        17.33
--------------------------------------------------------------------------------
Index 2                                          -9.10       18.33        17.46
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

Index 2: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases     5.75%     None       None
(% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge            None*     4.00%      1.00%
(Load) (% of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.54%     0.54%      0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     0.46      0.62       0.61
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.00      1.91       1.90
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $671        $875       $1,096       $1,729
--------------------------------------------------------------------------------
Class B shares                        594         900        1,232        1,777
--------------------------------------------------------------------------------
Class C shares                        293         597        1,026        2,222
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $671        $875       $1,096       $1,729
--------------------------------------------------------------------------------
Class B shares                        194         600        1,032        1,777
--------------------------------------------------------------------------------
Class C shares                        193         597        1,026        2,222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   KSCAX       KSCBX       KSCCX
                                fund number  |   004         204         304


Kemper Small Capitalization Equity Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks maximum appreciation of investors' capital.

Under normal market conditions, the fund invests at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio manager looks for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The manager also considers the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The manager may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The fund normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The fund also sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.


--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


To the extent that the fund invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.


Other factors that could affect performance include:


o the manager could be wrong in his analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in the growth potential of smaller companies or diversifying a large-cap growth portfolio.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with three broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Small Capitalization Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       69.01
1992        0.12
1993       16.79
1994       -3.31
1995       31.17
1996       14.09
1997       20.47
1998       -3.10
1999       33.62
2000      -10.59


Best Quarter: 32.09%, Q4 1999              Worst Quarter: -24.26%, Q4 2000


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                Since       Since        Since
                                              12/31/99     12/31/95    12/31/90
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                                         -15.73        8.44        14.16
--------------------------------------------------------------------------------
Class B                                         -13.53        8.36        13.52
--------------------------------------------------------------------------------
Class C                                         -11.13        8.78        13.80
--------------------------------------------------------------------------------
Index 1                                         -22.43        7.14        12.80
--------------------------------------------------------------------------------
Index 2                                          -3.02       10.31        15.53
--------------------------------------------------------------------------------
Index 3                                          -9.10       18.33        17.46
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index 3: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.82%     0.82%      0.82%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     0.52      0.94       0.53
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.34      2.51       2.10
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $704         $975      $1,267       $2,095
--------------------------------------------------------------------------------
Class B shares                        654        1,082       1,536        2,291
--------------------------------------------------------------------------------
Class C shares                        313          658       1,129        2,431
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $704         $975      $1,267       $2,095
--------------------------------------------------------------------------------
Class B shares                        254          782       1,336        2,291
--------------------------------------------------------------------------------
Class C shares                        213          658       1,129        2,431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   KTCAX       KTCBX       KTCCX
                                fund number  |   001         201         301

Kemper Technology Fund
--------------------------------------------------------------------------------



The Fund's Investment Strategy

The fund seeks growth of capital.

The fund normally invests at least 65% of total assets in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings growth, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.



--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund focuses on one market sector increases this risk, because factors affecting this sector affect fund performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with three broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Technology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991         44.35
1992         -1.19
1993         11.69
1994         11.35
1995         42.77
1996         20.60
1997          7.11
1998         43.59
1999        114.28
2000        -24.31


Best Quarter: 57.80%, Q4 1999              Worst Quarter: -31.54%, Q4 2000


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                Since       Since        Since
                                              12/31/99     12/31/95    12/31/90
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                                         -28.66       23.18        21.79
--------------------------------------------------------------------------------
Class B                                         -26.98       23.30        21.29
--------------------------------------------------------------------------------
Class C                                         -24.92       23.54        21.48
--------------------------------------------------------------------------------
Index 1                                         -35.35       17.84        26.26
--------------------------------------------------------------------------------
Index 2                                         -22.42       18.15        17.33
--------------------------------------------------------------------------------
Index 3                                          -9.10       18.33        17.46
--------------------------------------------------------------------------------

Index 1: Hambrecht & Quist Technology Index, an unmanaged index composed of approximately 275 technology stocks, including companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

Index 3: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B   Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.52%     0.52%      0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     0.48      0.60       0.49
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.00      1.87       1.76
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $671        $875       $1,096       $1,729
--------------------------------------------------------------------------------
Class B shares                        590         888        1,211        1,754
--------------------------------------------------------------------------------
Class C shares                        279         554          954        2,073
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $671        $875       $1,096       $1,729
--------------------------------------------------------------------------------
Class B shares                        190         588        1,011        1,754
--------------------------------------------------------------------------------
Class C shares                        179         554          954        2,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   KTRAX       KTRBX       KTRCX
                                fund number  |   002         202         302


Kemper Total Return Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

The fund follows a flexible investment program, investing in a mix of growth stocks and bonds.

The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the fund may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the fund's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The fund will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.


--------------------------------------------------------------------------------


OTHER INVESTMENTS Normally, this fund's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the fund could invest up to 35% of total assets in junk bonds (i.e., grade BB and below).

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The fund may invest in bonds of any duration.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

An important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The fund is also affected by the performance of bonds, which depends primarily on interest rate risk and credit risk. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the fund's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        growth stocks may be out of favor for certain periods

o        a bond could fall in credit quality or go into default

o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in asset class diversification in a single fund that invests in a mix of stocks and bonds.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with three broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Total Return Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       40.16
1992        2.49
1993       11.59
1994       -9.18
1995       25.80
1996       16.25
1997       19.14
1998       15.91
1999       14.60
2000       -2.78


Best Quarter: 17.08%, Q1 1991              Worst Quarter: -6.67%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                Since       Since        Since
                                              12/31/99     12/31/95    12/31/90
                                               1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
Class A                                          -8.37       11.01        11.93
--------------------------------------------------------------------------------
Class B                                          -6.32       11.14        11.53
--------------------------------------------------------------------------------
Class C                                          -3.61       11.32        11.59
--------------------------------------------------------------------------------
Index 1                                          -9.10       18.33        17.46
--------------------------------------------------------------------------------
Index 2                                          10.12        6.11         7.36
--------------------------------------------------------------------------------
Index 3                                         -22.42       18.15        17.33
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and investment-grade corporate debt securities of intermediate- and long-term maturities.

Index 3: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.53%     0.53%      0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     0.49      0.63       0.59
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.02      1.91       1.87
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $673        $881       $1,106       $1,751
--------------------------------------------------------------------------------
Class B shares                        594         900        1,232        1,787
--------------------------------------------------------------------------------
Class C shares                        290         588        1,011        2,190
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $673        $881       $1,106       $1,751
--------------------------------------------------------------------------------
Class B shares                        194         600        1,032        1,787
--------------------------------------------------------------------------------
Class C shares                        190         588        1,011        2,190
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C
                                              |
                                ticker symbol |  KVGAX       KVGBX       KVGCX
                                  fund number |  123         223         323

Kemper Value+Growth Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The fund seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the fund is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The fund normally invests at least 65% of total assets in U.S. common stocks. Although the fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The fund manages risk by investing in both growth and value stocks.

While the fund's neutral mix is 50% for growth stocks and 50% for value stocks, the manager may shift the fund's holdings depending on their outlook, at different times favoring growth stocks or value stocks, while still maintaining variety in terms of the securities, issuers and economic sectors represented. Typically, adjustments in the fund's growth/value proportions are gradual. The allocation to growth or value stocks may be up to 75% at any time.

In choosing growth stocks, the manager looks for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the manager looks for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as dividend growth rates and earnings estimates.

--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The fund will normally sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

In any given period, either growth stocks or value stocks will generally lag the other; because the fund invests in both, it is likely to lag any fund that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses


o at times, market conditions might make it hard to value some investments or to get an attractive price for them



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper Value+Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       25.56
1997       24.52
1998       18.88
1999       16.69
2000       -5.56


Best Quarter: 20.65%, Q4 1998              Worst Quarter: -12.62%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000

--------------------------------------------------------------------------------
                                                                         Since
                                                Since       Since      10/16/95
                                              12/31/99     12/31/95     Life of
                                               1 Year      5 Years       Class
--------------------------------------------------------------------------------
Class A                                         -10.99       14.06        14.83
--------------------------------------------------------------------------------
Class B                                          -8.73       14.37        15.13
--------------------------------------------------------------------------------
Class C                                          -6.51       14.43        15.17
--------------------------------------------------------------------------------
Index 1                                          -9.10       18.33        19.11*
--------------------------------------------------------------------------------
Index 2                                          -7.79       18.16        18.87*
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged price-only index of 1,000 of the largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

The table includes the effects of maximum sales loads. In 1995, 1996, 1998 and 1999, for Class A Shares; and in 1995 through 1999, for Class B and C shares, total returns would have been lower in the table and the bar chart if operating expenses hadn't been reduced.


*        Index comparisons begin 10/31/1995.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                5.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.72%     0.72%      0.72%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     0.76      0.83       1.03
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.48      2.30       2.50
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.03%, 0.05% and 0.05% for Class A, Class B and Class C shares, respectively.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $717       $1,016      $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        633        1,018       1,430        2,242
--------------------------------------------------------------------------------
Class C shares                        353          779       1,331        2,836
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $717       $1,016      $1,336       $2,242
--------------------------------------------------------------------------------
Class B shares                        233          718       1,230        2,242
--------------------------------------------------------------------------------
Class C shares                        253          779       1,331        2,836
--------------------------------------------------------------------------------

Other Policies And Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o The advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests


o The funds may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

o These funds' equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion



Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that one or both of these problems could materially affect a fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds. If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this). Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The investment advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Kemper Aggressive Growth Fund                          0.52%
---------------------------------------------------------------------
Kemper Blue Chip Fund                                  0.55%
---------------------------------------------------------------------
Kemper Classic Growth Fund                             0.45%*
---------------------------------------------------------------------
Kemper Growth Fund                                     0.54%
---------------------------------------------------------------------
Kemper Small Capitalization Equity Fund                0.82%
---------------------------------------------------------------------
Kemper Technology Fund                                 0.52%
---------------------------------------------------------------------
Kemper Total Return Fund                               0.53%
---------------------------------------------------------------------
Kemper Value+Growth Fund                               0.72%
---------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The portfolio managers


The following people handle the day-to-day management of the funds.


Kemper Aggressive Growth Fund             Kemper Technology Fund

  Sewall F. Hodges                          Robert L. Horton
  Lead Portfolio Manager                    Lead Portfolio Manager
    o Began investment career in 1978         o Began investment career in 1993
    o Joined the advisor in 1995              o Joined the advisor in 1993
    o Joined the fund team in 1999            o Joined the fund team in 1999

  Jesus A. Cabrera                          Blair Treisman
   o Began investment career in 1984         o Began investment career in 1993
   o Joined the advisor in 1999              o Joined the advisor in 1999
   o Joined the fund team in 1999            o Joined the fund team in 2000

Kemper Blue Chip Fund                     Kemper Total Return Fund

  Tracy McCormick                           Gary A. Langbaum
  Lead Portfolio Manager                    Lead Portfolio Manager
    o Began investment career in 1980        o Began investment career in 1970
    o Joined the advisor in 1994             o Joined the advisor in 1988
    o Joined the fund team in 1994           o Joined the fund team in 1995

  Gary A. Langbaum                          Robert S. Cessine
   o Began investment career in 1970         o Began investment career in 1982
   o Joined the advisor in 1988              o Joined the advisor in 1993
   o Joined the fund team in 1998            o Joined the fund team in 1999

Kemper Classic Growth Fund                  Tracy McCormick
                                             o Began investment career in 1980
  William F. Gadsden                         o Joined the advisor in 1994
  Lead Portfolio Manager                     o Joined the fund team in 1998
   o Began investment career in 1981
   o Joined the advisor in 1983           Kemper Value+Growth Fund
   o Joined the fund team in 1996
                                            Donald E. Hall
Kemper Growth Fund                          Lead Portfolio Manager
                                             o Began investment career in 1982
  Valerie F. Malter                          o Joined the advisor in 1982
  Lead Portfolio Manager                     o Joined the fund team in 1999
   o Began investment career in 1985
   o Joined the advisor in 1995
   o Joined the fund team in 1999

Kemper Small Capitalization Equity Fund

  Jesus A. Cabrera
  Lead Portfolio Manager
    o Began investment career in 1984
    o Joined the advisor in 1999
    o Joined the fund team in 1999

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP (except Kemper Classic Growth Fund, which has been audited by PricewaterhouseCoopers LLP), whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Kemper Aggressive Growth Fund -- Class A
                                                                    December 31,
                                                                       1996 to
                                     Year ended September 30,      September 30,
                               ---------------------------------
                                  2000        1999       1998          1997
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning       $15.42      $10.98     $12.60        $9.50
of period
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income (loss)     (.00)(c)   (0.11)(c)  (0.02)(c)    (0.02)
--------------------------------------------------------------------------------
  Net realized and unrealized      7.46        4.55      (1.05)        3.12
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment            7.46        4.44      (1.07)        3.10
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions            --          --      (0.55)          --
--------------------------------------------------------------------------------
Net asset value, end of period  $22.88       $15.42     $10.98       $12.60
--------------------------------------------------------------------------------
Total return (%) (a)             48.38        40.44(b)   (8.67)(b)    32.63**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)               142,256       39,623     21,040        6,289
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.40         1.59       1.46         1.49*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            1.40         1.30       1.25         1.49*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                (0.01)       (0.81)     (0.42)       (0.35)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)        101          125        190          364*
--------------------------------------------------------------------------------

*        Annualized

**       Not annualized

(a)      Total return does not reflect the effect of sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Based on monthly average shares outstanding during the period.

Kemper Aggressive Growth Fund -- Class B

                                                                       December
                                                                     31, 1996 to
                                                                      September
                                     Year ended September 30,            30,
                               -----------------------------------
                                  2000        1999       1998          1997
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $15.06      $10.83     $12.52        $9.50
--------------------------------------------------------------------------------
Income from investment
operations:

  Net investment income (loss)     (.20)(c)   (0.24)(c)  (0.04)(c)    (0.08)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     7.28        4.47      (1.10)        3.10
--------------------------------------------------------------------------------
  Total from investment
  operations                       7.08        4.23      (1.14)        3.02
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions            --          --      (0.55)          --
--------------------------------------------------------------------------------
Net asset value, end of period   $22.14      $15.06     $10.83       $12.52
--------------------------------------------------------------------------------
Total return (%) (a)              47.01       39.06(b)   (9.30)(b)    31.79**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 97,851      27,688     13,575        4,132
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             2.33        2.77       2.81         2.41*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)             2.32        2.17       2.12         2.41*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (0.95)      (1.68)     (1.29)       (1.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         101         125        190         364*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Aggressive Growth Fund -- Class C

                                                                       December
                                                                     31, 1996 to
                                                                      September
                                     Year ended September 30,            30,
                               -----------------------------------
                                  2000        1999       1998          1997
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $15.06      $10.84     $12.53        $9.50
--------------------------------------------------------------------------------
Income from investment
operations:

  Net investment income (loss)     (.22)(c)   (0.25)(c)  (0.04)(c)    (0.07)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     7.27        4.47      (1.10)        3.10
--------------------------------------------------------------------------------
  Total from investment
  operations                       7.05        4.22      (1.14)        3.03
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions            --          --      (0.55)          --
--------------------------------------------------------------------------------
Net asset value, end of period   $22.11      $15.06     $10.84       $12.53
--------------------------------------------------------------------------------
Total return (%) (a)              46.81       38.93(b)   (9.29)(b)    31.89**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 27,487       7,039      2,717        1,188
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             2.44        2.96       2.76         2.19*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)             2.43        2.30       2.10         2.19*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (1.05)      (1.81)     (1.27)       (1.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         101         125        190          364*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Blue Chip Fund -- Class A

--------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of
   period                            $20.76   $16.61   $17.68   $17.14   $14.87
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss) (a)     (.03)     .02      .11      .18      .22
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    1.78     4.55     1.17     3.70     3.45
--------------------------------------------------------------------------------
  Total from investment operations     1.75     4.57     1.28     3.88     3.67
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                  --       --     (.16)    (.21)    (.20)
--------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                         (.75)    (.42)   (2.19)   (3.13)   (1.20)
--------------------------------------------------------------------------------
  Total distributions                  (.75)    (.42)   (2.35)   (3.34)   (1.40)
--------------------------------------------------------------------------------
Net asset value, end of period       $21.76   $20.76   $16.61   $17.68   $17.14
--------------------------------------------------------------------------------
Total return (%) (b)                   8.51    27.96     7.80    26.78    26.72
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                     650,881  547,027  378,450  307,726  198,968
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.17     1.19     1.29     1.19     1.26
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.16     1.19     1.29     1.19     1.26
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.14)     .13      .62     1.07     1.40
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

Kemper Blue Chip Fund -- Class B

--------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of
   period                            $20.50   $16.55   $17.61   $17.09   $14.82
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss) (a)     (.20)    (.14)    (.03)     .04      .10
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    1.75     4.51     1.17     3.67     3.45
--------------------------------------------------------------------------------
  Total from investment operations     1.55     4.37     1.14     3.71     3.55
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                  --       --     (.01)    (.06)    (.08)
--------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                         (.75)    (.42)   (2.19)   (3.13)   (1.20)
--------------------------------------------------------------------------------
  Total distributions                  (.75)    (.42)   (2.20)   (3.19)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period       $21.30   $20.50   $16.55   $17.61   $17.09
--------------------------------------------------------------------------------
Total return (%) (b)                   7.62    26.83     6.96    25.62    25.82
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                     453,924  314,154  174,475  123,449  54,085
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.98     2.07     2.10     2.06     2.08
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.97     2.07     2.10     2.06     2.08
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.95)    (.75)    (.19)     .20      .58
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

Kemper Blue Chip Fund -- Class C

------------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
------------------------------------------------------------------------------------

Per share operating performance
------------------------------------------------------------------------------------
Net asset value, beginning of
   period                            $20.64   $16.65   $17.69   $17.15   $14.88
------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss) (a)    (.20)    (.13)    (.01)      .03      .10
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    1.78     4.54     1.18     3.71     3.45
------------------------------------------------------------------------------------
  Total from investment operations     1.58     4.41     1.17     3.74     3.55
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                  --       --     (.02)    (.07)    (.08)
------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                          (.75)    (.42)   (2.19)   (3.13)   (1.20)
------------------------------------------------------------------------------------
  Total distributions                   (.75)    (.42)   (2.21)   (3.20)   (1.28)
------------------------------------------------------------------------------------
Net asset value, end of period       $21.47   $20.64   $16.65   $17.69   $17.15
------------------------------------------------------------------------------------
Total return (%) (b)                   7.72    26.91     7.08    25.71    25.75
------------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                     75,076   44,158   22,745   10,609    3,105
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.93     1.98     2.03     2.00     2.05
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.93     1.97     2.03     2.00     2.05
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             (.91)    (.65)    (.12)     .26      .61
------------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

Kemper Classic Growth Fund -- Class A

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

----------------------------------------------------------------------------------
Years ended October 31,                      2000    1999(b)   1999(c)   1998(d)
----------------------------------------------------------------------------------

Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning of period        $24.30    $22.63   $16.62    $20.30
----------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)                (.12)     (.02)    (.04)      .01
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  3.89      1.69     6.86     (3.69)
----------------------------------------------------------------------------------
  Total from investment operations            3.77      1.67     6.82     (3.68)
----------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment
transactions                                 (1.11)       --     (.81)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $26.96    $24.30   $22.63    $16.62
----------------------------------------------------------------------------------
Total return (%) (e) (f)                     15.70      7.38**  41.54    (18.13)**
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)      152.9      62.6     54.7       7.2
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.49(g)   1.52*    1.65      1.74*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.23(g)   1.27*    1.24      1.24*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.44)     (.44)*   (.17)      .10*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     61        58*      68        49
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the two months ended October 31, 1999.

(c)  For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class A shares) to August 31, 1998.

(e)  Total return would have been lower had certain expenses not been reduced.

(f)  Total return does not reflect the effect of sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.48% and 1.22%, respectively.

*    Annualized

**   Not annualized

Kemper Classic Growth Fund -- Class B

----------------------------------------------------------------------------------
Years ended October 31,                      2000    1999(b)   1999(c)   1998(d)
----------------------------------------------------------------------------------

Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning of period        $23.98    $22.37   $16.57    $20.30
----------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)                (.34)     (.05)    (.22)     (.05)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  3.83      1.66     6.83     (3.68)
----------------------------------------------------------------------------------
  Total from investment operations            3.49      1.61     6.61     (3.73)
----------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment
transactions                                 (1.11)       --     (.81)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $26.36    $23.98   $22.37    $16.57
----------------------------------------------------------------------------------
Total return (%) (e) (f)                     14.71      7.20**  40.30    (18.37)**
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)       108.5      37.4     30.5       5.9
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.36(g)   2.47*     2.51     2.52*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.10(g)   2.22*    2.12     2.12*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (1.30)    (1.38)*  (1.04)     (.79)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     61        58*      68        49
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the two months ended October 31, 1999.

(c)  For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class B shares) to August 31, 1998.

(e)  Total return would have been lower had certain expenses not been reduced.

(f)  Total return does not reflect the effect of sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.34% and 2.09%, respectively.

*    Annualized

**   Not annualized

Kemper Classic Growth Fund -- Class C

----------------------------------------------------------------------------------
Years ended October 31,                      2000    1999(b)   1999(c)   1998(d)
----------------------------------------------------------------------------------

Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning of period        $23.97    $22.38   $16.57    $20.30
----------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)                (.43)     (.07)    (.22)     (.05)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                  3.83      1.66     6.84     (3.68)
----------------------------------------------------------------------------------
  Total from investment operations            3.40      1.59     6.62     (3.73)
----------------------------------------------------------------------------------
Less distributions from:

Net realized gains on investment
transactions                                 (1.11)       --     (.81)       --
----------------------------------------------------------------------------------
Net asset value, end of period              $26.26    $23.97   $22.38    $16.57
----------------------------------------------------------------------------------
Total return (%) (e) (f)                     14.33      7.10**  40.42    (18.37)**
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)       25.5       7.1      5.6        .9
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.70(g)   2.94*    2.88      3.00*
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.44(g)   2.69*    2.09      2.09*
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (1.65)    (1.86)*  (1.02)     (.73)*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                     61        58*      68        49
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the two months ended October 31, 1999.

(c)  For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class C shares) to August 31, 1998.

(e)  Total return would have been lower had certain expenses not been reduced.

(f)  Total return does not reflect the effect of sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.69% and 2.43%, respectively.

*    Annualized

**   Not annualized

Kemper Growth Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,            2000      1999       1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                         $15.79    $11.72    $15.47     $17.21  $16.07
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)    (0.08)(b) (0.05)(b) (0.01)(b)      --    0.12
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                      4.09      4.18    (1.65)       2.61    2.74
--------------------------------------------------------------------------------
  Total from investment
  operations                        4.01      4.13    (1.66)       2.61    2.86
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income               --        --        --         --  (0.04)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.76)    (0.06)    (2.09)     (4.35)  (1.68)
--------------------------------------------------------------------------------
  Total distributions             (1.76)    (0.06)    (2.09)     (4.35)  (1.72)
--------------------------------------------------------------------------------
Net asset value, end of period    $18.04    $15.79    $11.72     $15.47  $17.21
--------------------------------------------------------------------------------
Total return (%) (a)               25.49     35.29    (11.78)     19.97   19.62
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period          2,445     2,054     1,646      1,908   1,817
($ in millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.00      1.05      1.04       1.06    1.07
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      0.99      1.05      1.04       1.06    1.07
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (0.44)    (0.36)    (0.09)       0.07    0.65
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           49        97       122        201     150
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Based on monthly average shares outstanding during the period.

Kemper Growth Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,            2000      1999       1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                         $14.69    $11.03    $14.83     $16.82  $15.85
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)    (0.23)(b) (0.21)(b) (0.16)(b)  (0.16)  (0.09)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      3.80      3.93    (1.55)       2.52    2.74
--------------------------------------------------------------------------------
  Total from investment
  operations                        3.57      3.72    (1.71)       2.36    2.65
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income               --        --        --         --      --
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.76)    (0.06)    (2.09)     (4.35)  (1.68)
--------------------------------------------------------------------------------
  Total distributions             (1.76)    (0.06)    (2.09)     (4.35)  (1.68)
--------------------------------------------------------------------------------
Net asset value, end of period    $16.50    $14.69    $11.03     $14.83  $16.82
--------------------------------------------------------------------------------
Total return (%) (a)               24.32     33.77    (12.73)     18.68   18.47
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                      504       479       527        874     874
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.91      2.17      2.14       2.13    2.05
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.90      2.17      2.14       2.13    2.05
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        (1.35)    (1.48)    (1.19)     (1.00)  (0.33)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           49        97       122        201     150
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Based on monthly average shares outstanding during the period.

Kemper Growth Fund -- Class C

--------------------------------------------------------------------------------
Year ended September 30,           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $14.87    $11.13    $14.91    $16.87   $15.87
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)   (.23)(b)  (0.18)(b) (0.14)(b) (0.13)   (0.06)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                     3.84      3.98    (1.55)      2.52     2.74
--------------------------------------------------------------------------------
  Total from investment
  operations                       3.61      3.80    (1.69)      2.39     2.68
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income              --        --        --        --       --
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (1.76)    (0.06)    (2.09)    (4.35)   (1.68)
--------------------------------------------------------------------------------
  Total distributions            (1.76)    (0.06)    (2.09)    (4.35)   (1.68)
--------------------------------------------------------------------------------
Net asset value, end of period   $16.72    $14.87    $11.13    $14.91   $16.87
--------------------------------------------------------------------------------
Total return (%) (a)              24.30     34.19    (12.50)    18.87    18.65
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                      42        26        16        18       11
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             1.90      1.90      1.98      1.99     1.95
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.89      1.90      1.98      1.99     1.95
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       (1.34)    (1.21)    (1.03)    (0.86)   (0.23)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          49        97       122       201      150
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Based on monthly average shares outstanding during the period.

Kemper Small Capitalization Equity Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,             2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                           $6.12     $5.30     $7.98   $7.01    $7.14
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)     (.08)(a)  (.04)(a)   (.03)   (.01)   (.02)(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                       3.42      1.27    (1.84)    1.55      .94
--------------------------------------------------------------------------------
  Total from investment operations   3.34      1.23    (1.87)    1.54      .92
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions           (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
  Total distributions               (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
Net asset value, end of period      $9.10     $6.12     $5.30   $7.98    $7.01
--------------------------------------------------------------------------------
Total return (%) (b)               55.94(c)   23.91    (25.13)  24.29    16.33
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                       821       565       512     760      680
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       1.34      1.01       .90     .90     1.08
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       1.33      1.01       .90     .90     1.08
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (1.02)     (.64)     (.38)   (.20)    (.26)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           156       133        86     102       85
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper Small Capitalization Equity Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,             2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                           $5.67     $4.98     $7.64   $6.81    $7.03
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)     (.16)(a)  (.10)(a)   (.11)   (.10)   (.09)(a)
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment
  transactions                       3.14      1.20    (1.74)    1.50      .92
--------------------------------------------------------------------------------
  Total from investment operations   2.98      1.10    (1.85)    1.40      .83
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions           (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
  Total distributions               (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
Net asset value, end of period      $8.29     $5.67     $4.98   $7.64    $6.81
--------------------------------------------------------------------------------
Total return (%) (b)               53.95(c)   22.78    (26.06)  22.83    15.13
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                       186       136       186     302      258
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       2.51      2.28      2.14    2.14     2.15
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       2.50      2.28      2.14    2.14     2.15
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (2.19)    (1.91)    (1.62)  (1.44)   (1.33)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           156       133        86     102       85
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper Small Capitalization Equity Fund -- Class C

--------------------------------------------------------------------------------
Year ended September 30,             2000      1999     1998     1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                           $5.71     $5.00     $7.63   $6.80    $7.02
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)     (.13)(a)  (.08)(a)   (.14)   (.09)   (.09)(a)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain  (loss) on investment
  transactions                       3.17      1.20    (1.68)    1.49      .92
--------------------------------------------------------------------------------
  Total from investment operations   3.04      1.12    (1.82)    1.40      .83
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions           (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
  Total distributions               (.36)     (.41)     (.81)   (.57)   (1.05)
--------------------------------------------------------------------------------
Net asset value, end of period      $8.39     $5.71     $5.00   $7.63    $6.80
--------------------------------------------------------------------------------
Total return (%) (b)               55.38(c)   23.10    (25.65)  22.87    15.16
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period              21        10         8      11        6
($ in millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       2.10      1.93      2.06    1.95     2.15
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       2.10      1.93      2.06    1.95     2.15
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         (1.79)    (1.56)    (1.54)  (1.25)   (1.33)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           156       133        86     102       85
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper Technology Fund -- Class A

Year ended October 31,       2000        1999       1998       1997       1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value,
beginning of year            $21.29      $11.17     $13.13     $13.16     $14.63
--------------------------------------------------------------------------------
Income from investment
operations:

  Net investment income
  (loss) (a)                  (.09)       (.06)      (.04)      (.06)      (.08)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 9.92       10.65        .82       2.14        .74
--------------------------------------------------------------------------------
  Total from investment
  operations                   9.83       10.59        .78       2.08        .66
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gain on
  investment transactions    (1.94)      (1.07)     (2.14)     (2.11)     (2.13)
--------------------------------------------------------------------------------
Net asset value, end         $29.18      $21.29     $11.77     $13.13     $13.16
of year
--------------------------------------------------------------------------------
Total return (%) (b)          47.06       94.71       8.21      17.11       7.83
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period ($ in thousands)   3,710,597   2,233,116  1,083,864  1,074,848    971,140
--------------------------------------------------------------------------------
Ratio of expense before
expense reductions (%)         1.00         .93        .92        .89        .89
--------------------------------------------------------------------------------
Ratio of expense after
expense reductions (%)          .99         .93        .92        .89        .89
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             (.30)       (.38)      (.37)      (.42)      (.62)
--------------------------------------------------------------------------------
Portfolio turnover rate
(%)                              59          59        146        192        121
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Technology Fund -- Class B

-----------------------------------------------------------------------------------
Year ended October 31,       2000        1999       1998       1997        1996
-----------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------
Net asset value,
beginning of year            $19.62      $11.03     $12.54     $12.77      $14.39
-----------------------------------------------------------------------------------
Income from investment
operations:

  Net investment income
  (loss) (a)                  (.36)       (.22)      (.14)      (.18)       (.19)
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 9.14        9.88        .77       2.06         .70
-----------------------------------------------------------------------------------
  Total from investment
  operations                   8.78        9.66        .63       1.88         .51
-----------------------------------------------------------------------------------
  Less distributions from:

  Net realized gain on
  investment transactions    (1.94)      (1.07)     (2.14)     (2.11)      (2.13)
-----------------------------------------------------------------------------------
Net asset value, end         $26.46      $19.62     $11.03     $12.54      $12.77
of year
-----------------------------------------------------------------------------------
Total return (%) (b)          45.49       92.59       7.24      15.91        6.76
-----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of
period ($ in thousands)   1,306,843     465,164    127,238    105,299      69,712
-----------------------------------------------------------------------------------
Ratio of expense before
expense reductions (%)         1.87        1.92       1.85       1.85        1.87
-----------------------------------------------------------------------------------
Ratio of expense after
expense reductions (%)         1.86        1.92       1.85       1.85        1.87
-----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            (1.30)      (1.37)     (1.30)     (1.38)      (1.60)
-----------------------------------------------------------------------------------
Portfolio turnover rate
(%)                              59          59        146        192         121
-----------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Technology Fund -- Class C

--------------------------------------------------------------------------------
Year ended October 31,            2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of year                           $19.91    $11.17    $12.64    $12.85    $14.45
--------------------------------------------------------------------------------
Income from investment
operations:

  Net investment income
  (loss) (a)                       (.35)     (.21)     (.14)     (.17)     (.18)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions           9.29     10.02       .81      2.07       .71
--------------------------------------------------------------------------------
  Total from investment
  operations                        8.94      9.81       .67      1.90       .53
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gain on
  investment transactions         (1.94)    (1.07)    (2.14)    (2.11)    (2.13)
--------------------------------------------------------------------------------
Net asset value, end of year      $26.91    $19.91    $11.17    $12.64    $12.85
--------------------------------------------------------------------------------
Total return (%) (b)               45.72     92.68      7.57     15.98      6.88
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                 254,681    73,285    17,500     9,572     4,127
--------------------------------------------------------------------------------
Ratio of expense before
expense reductions (%)              1.76      1.82      1.81      1.82      1.82
--------------------------------------------------------------------------------
Ratio of expense after
expense reductions (%)              1.75      1.82      1.81      1.82      1.82
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (1.22)    (1.27)    (1.26)    (1.35)    (1.55)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           59        59       146       192       121
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Total Return Fund -- Class A

Year ended October 31,       2000        1999       1998      1997       1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value,
beginning of period         $11.35      $10.54     $11.34     $11.28    $10.60
--------------------------------------------------------------------------------
Income (loss) from
investment operations:

  Net investment income
  (loss)                    .26(a)      .30(a)        .29        .31       .28
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 .47        1.50        .77       1.57      1.24
--------------------------------------------------------------------------------
  Total from investment
  operations                   .73        1.80       1.06       1.88      1.52
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income      (.28)       (.31)      (.31)      (.33)     (.34)
--------------------------------------------------------------------------------
  Net realized gains on      (.46)       (.68)     (1.55)     (1.49)     (.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions        (.74)       (.99)     (1.86)     (1.82)     (.84)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $11.34      $11.35     $10.54     $11.34    $11.28
--------------------------------------------------------------------------------
Total return (%) (b)          6.52       17.91      10.47      18.95     15.34
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period
($ thousands)             2,861,856   2,884,634  2,406,414  2,079,560 1,865,933
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        1.02        1.02       1.01       1.01      1.05
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        1.01        1.02       1.01       1.01      1.05
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             2.29        2.71       2.75       2.92      2.76
--------------------------------------------------------------------------------
Portfolio turnover rate
(%)                             95          64         80        122        85
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Total Return Fund -- Class B

--------------------------------------------------------------------------------
Year ended October 31,       2000        1999       1998      1997       1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value,
beginning of period         $11.34      $10.52     $11.33     $11.27    $10.59
--------------------------------------------------------------------------------
Income (loss) from
investment operations:

  Net investment income
  (loss)                    .16(a)      .19(a)        .19        .22       .19
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 .46        1.50        .75       1.55      1.23
--------------------------------------------------------------------------------
  Total from investment
  operations                   .62        1.69        .94       1.77      1.42
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income      (.16)       (.19)      (.20)      (.22)     (.24)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions    (.46)       (.68)     (1.55)     (1.49)     (.50)
--------------------------------------------------------------------------------
  Total distributions        (.62)       (.87)     (1.75)     (1.71)     (.74)
--------------------------------------------------------------------------------
Net asset value, end
of period                   $11.34      $11.34     $10.52     $11.33    $11.27
--------------------------------------------------------------------------------
Total return (%) (b)          5.58       16.76       9.30      17.86     14.28
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period
($ thousands)              556,449     744,232    877,077   1,132,158 1,132,718
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        1.91        2.03       2.01       1.95      1.99
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        1.90        2.03       2.01       1.95      1.99
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.40        1.70       1.75       1.98      1.82
--------------------------------------------------------------------------------
Portfolio turnover rate
(%)                             95          64         80        122        85
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Total Return Fund -- Class C

--------------------------------------------------------------------------------
Year ended October 31,       2000        1999       1998      1997       1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value,
beginning of period         $11.32      $10.54     $11.34     $11.28    $10.61
--------------------------------------------------------------------------------
Income (loss) from
investment operations:

  Net investment income
  (loss)                    .16(a)      .20(a)        .20        .22       .20
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 .47        1.48        .77       1.56      1.22
--------------------------------------------------------------------------------
  Total from investment
  operations                   .63        1.68        .97       1.78      1.42
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income      (.18)       (.22)      (.22)      (.23)     (.25)
--------------------------------------------------------------------------------
  Net realized gains on      (.46)       (.68)     (1.55)     (1.49)     (.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions        (.64)       (.90)     (1.77)     (1.72)     (.75)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $11.31      $11.32     $10.54     $11.34    $11.28
--------------------------------------------------------------------------------
Total return (%) (b)          5.63       16.64       9.50      17.92     14.31
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of
period
($ thousands)               61,069      42,841     25,681     17,472    11,067
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        1.87        1.89       1.90       1.90      1.89
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        1.86        1.89       1.90       1.90      1.89
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.44        1.84       1.86       2.03      1.92
--------------------------------------------------------------------------------
Portfolio turnover rate
(%)                             95          64         80        122        85
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Kemper Value+Growth Fund -- Class A

--------------------------------------------------------------------------------
Year Ended November 30,              2000      1999      1998    1997     1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                          $18.30     $15.82   $14.62   $12.95  $10.02
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)     (.03)(a)  .03(a)        .01      .02    .05
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions             .04      2.68       1.69     2.48   2.88
--------------------------------------------------------------------------------
  Total from investment operations    .01      2.71       1.70     2.50   2.93
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions          (2.24)     (.23)      (.50)    (.83)     --
--------------------------------------------------------------------------------
  Total distributions              (2.24)     (.23)      (.50)    (.83)     --
--------------------------------------------------------------------------------
Net asset value, end of period      $16.07    $18.30    $15.82   $14.62  $12.95
--------------------------------------------------------------------------------
Total return (%) (c)                (.96)    17.42(b)    12.06    20.83 29.24(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of period
($ thousands)                      76,372    89,662     76,705   52,059 20,432
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.51(d)     1.42       1.42     1.41   1.59
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     1.50(d)     1.41       1.42     1.41   1.47
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          (.16)     (.15)        .22      .35    .43
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            43       105         92       56     82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.48%, 2.30%, 2.50% for Class A, B, C respectively and after expenses reductions were 1.47%, 2.29%, 2.49% for Class A, B, C respectively.

Kemper Value+Growth Fund -- Class B

--------------------------------------------------------------------------------
Year ended November 30,       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $17.68    $15.40     $14.37     $12.83     $10.02
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income
  (loss)                    (.16)(a)  (.10)(a)      (.07)      (.07)      (.04)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                 .05      2.61         1.60       2.44       2.85
--------------------------------------------------------------------------------
  Total from investment
  operations                 (.11)      2.51         1.53       2.37       2.81
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions   (2.24)     (.23)        (.50)      (.83)         --
--------------------------------------------------------------------------------
  Total distributions       (2.24)     (.23)        (.50)      (.83)         --
--------------------------------------------------------------------------------
Net asset value, end
of period                   $15.33    $17.68       $15.40     $14.37     $12.83
--------------------------------------------------------------------------------
Total return (%) (c)        (1.75)    16.58(b)   11.06(b)   19.96(b)   28.04(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of year
(in thousands)               67,893     74,352     62,287     42,888     17,617
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      2.35(d)      2.31        2.38       2.32       2.44
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      2.34(d)      2.19        2.27       2.27       2.27
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            (.99)      (.93)       (.63)      (.51)      (.37)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     43        105          92         56         82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return would have been lower had certain expenses not been reduce

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.48%, 2.30%, 2.50% for Class A, B, C respectively and after expenses reductions were 1.47%, 2.29%, 2.49% for Class A, B, C respectively.

Kemper Value+Growth Fund -- Class C

--------------------------------------------------------------------------------
Year ended November 30,            2000     1999      1998      1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                         $17.68   $15.40    $14.37    $12.84    $10.01
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)   (.20)(a) (.11)(b)   (.04)     (.05)     (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain on investment
  transactions                      .06     2.62      1.57      2.41      2.87
--------------------------------------------------------------------------------
  Total from investment
  operations                      (.14)     2.51      1.53      2.36      2.83
--------------------------------------------------------------------------------
Less distributions from:

  Net realized gains on
  investment transactions        (2.24)    (.23)     (.50)     (.83)        --
--------------------------------------------------------------------------------
Total distributions              (2.24)    (.23)     (.50)     (.83)        --
--------------------------------------------------------------------------------
Net asset value, end of period    $15.30   $17.68    $15.40    $14.37    $12.84
--------------------------------------------------------------------------------
Total return (%) (c)             (1.94)   16.58(c)  11.06(c)  19.86(c)  28.27(c)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of year
($ thousands)                    10,946    9,379     5,799     2,794     1,043
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.56(d)    2.68      2.16      2.15      2.22
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                   2.55(d)    2.14      2.16      2.15      2.22
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       (1.17)    (.88)     (.52)     (.39)     (.32)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          43      105        92        56        82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.48%, 2.30%, 2.50% for Class A, B, C respectively and after expenses reductions were 1.47%, 2.29%, 2.49% for Class A, B, C respectively.

  How to Invest in the Funds


  The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class


Offered in this prospectus are three share classes for each fund. Each fund offers another class of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual expenses are lower than
                                            those for Class B or Class C
o No distribution fee
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% distribution fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% distribution fee
--------------------------------------------------------------------------------

Class A shares


Class A shares have a sales charge that varies with the amount you invest:

                                              Sales charge as a %
                        Sales charge as a %   of your net
Your investment         of offering price     investment*
-------------------------------------------------------------------
Up to $50,000           5.75%                 6.10%
-------------------------------------------------------------------
$50,000-$99,999         4.50                  4.71
-------------------------------------------------------------------
$100,000-$249,999       3.50                  3.63
-------------------------------------------------------------------
$250,000-$499,999       2.60                  2.67
-------------------------------------------------------------------
$500,000-$999,999       2.00                  2.04
-------------------------------------------------------------------
$1 million or more      See below and next page
-------------------------------------------------------------------

* Rounded to nearest one-hundreth percent.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         4.00%
---------------------------------------------------------------------
Second or third year               3.00
---------------------------------------------------------------------
Fourth or fifth year               2.00
---------------------------------------------------------------------
Sixth year                         1.00
---------------------------------------------------------------------
Seventh year and later             None (automatic conversion
                                   to Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

 Year after you bought shares       CDSC on shares you sell
 ---------------------------------------------------------------------
 First year                         1.00%
 ---------------------------------------------------------------------
 Second year and later              None
 ---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

--------------------------------------------------------------------------------
 First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs

$50 or more with an Automatic Investment  $50 or more with an Automatic
Plan                                      Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check and a Kemper investment
                                            slip to us at the appropriate
o Send it to us at the appropriate          address below
  address, along with an investment check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:
  Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

  Express, registered or certified mail:
  Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.


--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
                                          over $50,000, can only be ordered in
$100 or more for exchanges between        writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 72
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for yo
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a      o To set up regular cash payments from
  Kemper fund account, call                 a Kemper fund account, call
  (800) 621-1048                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
--------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.


In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.


Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because your shares can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
 -----------------------------------  = NAV
 TOTAL NUMBER OF SHARES OUTSTANDING


For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions received from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions received from a fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Kemper or the SEC (see below). If you're a shareholder and have questions, please contact Kemper (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds

222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers

Kemper Aggressive Growth Fund              811-07855

Kemper Blue Chip Fund                      811-5357

Classic Growth Fund                        811-43

Kemper Growth Fund                         811-1365

Kemper Small Capitalization Equity Fund    811-1702

Kemper Technology Fund                     811-0547

Kemper Total Return Fund                   811-1236

Kemper Value+Growth Fund                   811-7331



Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

            Kemper Aggressive Growth Fund                           Kemper Asian Growth Fund
                Kemper Blue Chip Fund                              Kemper Classic Growth Fund
                Kemper Contrarian Fund                                 Kemper Growth Fund
             Kemper Global Blue Chip Fund                           Kemper Global Income Fund
             Kemper Global Discovery Fund                           Kemper High Yield Fund II
                Kemper High Yield Fund                            Kemper Horizon 20+ Portfolio
          Kemper High Yield Opportunity Fund                       Kemper Horizon 5 Portfolio
             Kemper Horizon 10+ Portfolio                           Kemper International Fund
     Kemper Income and Capital Preservation Fund                  Kemper New Europe Fund, Inc.
          Kemper International Research Fund                 Kemper Small Capitalization Equity Fund
        Kemper Short-Term U.S. Government Fund                    Kemper Strategic Income Fund
             Kemper Small Cap Value Fund                             Kemper Technology Fund
               Kemper Target 2011 Fund                       Kemper U.S. Government Securities Fund
               Kemper Total Return Fund                                 Kemper Value Fund
              Kemper U.S. Mortgage Fund                        Kemper U.S. Growth and Income Fund
              Kemper Value + Growth Fund                      Kemper-Dreman High Return Equity Fund
        Kemper-Dreman Financial Services Fund                    Scudder Growth and Income Fund
              Scudder Focus Growth Fund                         Scudder High Yield Tax Free Fund
               Scudder Health Care Fund                         Scudder Large Company Growth Fund
              Scudder International Fund                    Scudder Pathway Series: Growth Portfolio
    Scudder Pathway Series: Conservative Portfolio                    Scudder Research Fund
      Scudder Pathway Series: Moderate Portfolio                     Scudder Technology Fund
           Scudder 21st Century Growth Fund
                                             --------------------

The following text supplements the section entitled "Purchase of Shares" in each of the currently effective Statements of Additional Information for each of the above-noted funds:

From January 1, 2001 to April 30, 2001 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Class A Shares, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.



January 1, 2001

                               KEMPER EQUITY FUNDS




            Kemper Aggressive Growth Fund ("Aggressive Growth Fund")
                    Kemper Blue Chip Fund ("Blue Chip Fund")
                       Kemper Growth Fund ("Growth Fund")
           Kemper Small Capitalization Equity Fund ("Small Cap Fund")
                   Kemper Technology Fund ("Technology Fund")
                 Kemper Total Return Fund ("Total Return Fund")
               Kemper Value Plus Growth Fund ("Value+Growth Fund")


           Classic Growth Fund -- Kemper Shares("Classic Growth Fund")

                 (each, a "Fund," and collectively, the "Funds")

                  Class A, Class B, Class C and Class I Shares















                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2001

This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Funds dated February 1, 2001, as amended from time to time, a copy of which may be obtained without charge by contacting Kemper Distributors, Inc., 222 South Riverside Plaza,
Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated October 31, 2000 for Classic Growth Fund, Kemper Blue Chip Fund, Kemper Total Return Fund and Kemper Technology Fund, dated September 30, 2000 for Kemper Aggressive Growth Fund, Kemper Small Capitalization Equity Fund and Kemper Growth Fund, and dated November 30, 2000 for Kemper Value+Growth Fund accompanies this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

INVESTMENT POLICIES AND TECHNIQUES..........................................3
   Additional Information about Investment Techniques......................10
INVESTMENT RESTRICTIONS....................................................30
NET ASSET VALUE............................................................31
TRANSACTION INFORMATION....................................................33
   Purchase Of Shares......................................................33
   Redemptions and Exchanges...............................................38
ADDITIONAL TRANSACTION INFORMATION.........................................48
   Performance Information.................................................53
FUND ORGANIZATION..........................................................59
   Master/feeder structure.................................................62
INVESTMENT ADVISOR.........................................................62
   Code of Ethics..........................................................67
TRUSTEES AND OFFICERS......................................................71
TAXES......................................................................85
PORTFOLIO TRANSACTIONS.....................................................90
   Brokerage Commissions...................................................90
   Portfolio Turnover......................................................91
FINANCIAL STATEMENTS.......................................................93
APPENDIX -- RATINGS OF INVESTMENTS.........................................94
   COMMERCIAL PAPER RATINGS................................................96

                       INVESTMENT POLICIES AND TECHNIQUES


AGGRESSIVE GROWTH FUND. The Aggressive Growth Fund is a non-diversified investment company that seeks capital appreciation through the use of aggressive investment techniques. In seeking to achieve its objective, the Fund invests at least 65% in equity securities of U.S. companies that the Advisor believes offer the best opportunities for capital appreciation at any given time. The Advisor pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size; and it may, depending upon market circumstances, emphasize the securities of small, medium or large-sized companies from time to time. The Fund may invest a portion of its assets in initial public offerings ("IPOs"), which are typically securities of small, unseasoned issuers. In addition, since the Fund is a non-diversified investment company, when attractive investments are identified, the Advisor may establish relatively large individual positions, sometimes representing more than 5% of total assets. Therefore, the Fund has broader latitude in its selection of securities than a typical equity mutual fund. There is no assurance that the management strategy for the Fund will be successful or that the Fund will achieve its objective.

The Advisor uses a disciplined approach to stock selection and fundamental research to help it identify quality "growth" companies. Growth stocks are stocks of companies whose earnings per share are expected by the Advisor to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Advisor believes that the potential of such stocks for above average earnings more than justifies their price. The Advisor relies heavily upon the fundamental analysis and research of its large research staff, and will generally seek to invest in growth companies not fully recognized by the market at large. Such companies may be:

o Expected to achieve accelerating earnings growth, perhaps due to strong demand for their products or services;


o    Undergoing financial restructuring;

o    Involved in takeover or arbitrage situations;

o Expected to benefit from evolving market cycles or changing economic conditions; or

o Representing special situations, such as changes in management or favorable regulatory developments.



Because of the flexible nature of the Fund's investment policies, the Fund may have a higher portfolio turnover than a typical equity mutual fund. To some extent, the Fund may trade in securities for the short term. In addition, the Advisor may use market volatility in an attempt to capitalize on apparently unwarranted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce overvalued holdings. For example, during market declines, the Fund may add to positions in favored securities, while becoming more aggressive as it gradually reduces the number of companies represented in its portfolio. Conversely, in rising markets, the Fund may reduce or eliminate fully valued positions, while becoming more conservative as it gradually increases the number of companies in its portfolio.

Although the Fund will not invest 25% or more of its total assets in any one industry, it may, from time to time, invest 25% or more of its total assets in one or more market sectors, such as the technology sector. A sector is made up of numerous industries. If the Fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not focused its assets in that sector.


Under normal conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities.


The Fund may also engage in Strategic Transactions (as defined below), purchase foreign securities, illiquid securities and REITs and lend its portfolio securities. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

BLUE CHIP FUND. The Blue Chip Fund seeks growth of capital and of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies that the Fund's Advisor believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. Blue Chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. Blue Chip companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of Blue Chip investments should make the market for such stocks attractive to investors both within and outside the United States. The Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.


In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.


As indicated above, the Fund's investment portfolio will normally consist primarily of common stocks. The Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Fund may also engage in strategic transactions, purchase foreign securities and lend its portfolio securities. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Fund. The Advisor attempts to reduce risk through diversification of the Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The Advisor believes that there are opportunities for growth of capital and growth of dividends from investments in Blue Chip companies over time. The Fund's shares are intended for long-term investment. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

GROWTH FUND. The Growth Fund seeks growth of capital through professional management and diversification of investments in securities that the Advisor believes to have potential for capital appreciation.

In seeking to achieve its objective, it will be the Fund's policy to invest 65% of total assets in large companies in securities that the Advisor believes offer the potential for capital appreciation. While it is anticipated that most investments will be in common stocks of companies with above-average growth prospects, investments may also be made to a limited degree in other common stocks and in convertible securities (including warrants), such as bonds and preferred stocks. The Fund may also engage in Strategic Transactions, purchase foreign securities and lend its portfolio securities. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Some of the factors the Fund's management will consider in making its investments are patterns of increasing growth in sales and earnings, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company is expected to show greater than average capital appreciation and earnings growth.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

SMALL CAP FUND. The Small Cap Fund seeks maximum appreciation of investors' capital. Current income will not be a significant factor.

The Fund seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the Advisor believes that such investment opportunities may be found among the following: (a) companies engaged in high technology fields such as electronics, medical technology, computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, marketing and finance; and (d) companies having innovative concepts or ideas.

At least 65% of the Fund's total assets normally will be invested in small capitalization stocks similar in size to those comprising the Russell 2000 Index. The Advisor currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. Smaller companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Advisor to offer opportunities for capital growth. The Fund may engage in Strategic Transactions, purchase foreign securities and lend its portfolio securities.

In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Fund does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the Fund will make long-term rather than short-term investments. Nevertheless, it may dispose of such investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. For example, a security initially purchased for long-term growth potential may be sold at any time when it is determined that future growth may not be at an acceptable rate or that there is a risk of substantial decline in market price. The rate of portfolio turnover is not a limiting factor when changes in investments are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Fund shares or other factors could affect the portfolio turnover rate. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Since many of the securities in the Fund's portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved. There can be no assurance that the Fund's shareholders will be protected from the risk of loss inherent in security ownership.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

TECHNOLOGY FUND. The Technology Fund seeks growth of capital. In seeking to achieve its objective, the Fund will invest primarily in securities of companies which the Advisor expects to benefit from technological advances and improvements ("technology companies") with an emphasis on the securities of companies that the Advisor believes have potential for long-term capital growth. Receipt of income from such securities will be entirely incidental. Technology companies include those whose processes, products or services, in the judgment of the Advisor, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, aerospace, chemistry, electronics, genetic engineering, geology, information sciences (including computers and computer software), metallurgy, medicine (including pharmacology, biotechnology and biophysics) and oceanography. This investment policy permits the Advisor to seek stocks having superior growth potential in virtually any industry in which they may be found.

The Advisor currently believes that investments in smaller emerging growth technology companies may offer greater opportunities for growth of capital than investments in larger, more established technology companies.

However, such investments also involve certain special risks. Smaller companies often have limited product lines, markets, or financial resources; and they may be dependent upon one or a few persons for management. The securities of such companies generally are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, investment by the Fund in smaller emerging growth technology companies may expose investors to greater than average financial and market risk. There is no assurance that the Fund's objective will be achieved.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed to offer opportunities for capital growth. The Fund may also engage in strategic transactions, purchase foreign securities and lend its portfolio securities. The Fund's shares are intended for long-term investment.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies. The Advisor believes that the flexibility to make limited indirect investment in technology companies through entities such as limited partnerships and trusts will provide the Fund with increased opportunities for growth of capital. However, there is no assurance that such investments will be profitable. Entities that invest in the securities of technology companies normally have management fees and other costs that are in addition to those of the Fund. Such fees and costs will reduce any returns directly attributable to the underlying technology companies. The effect of these fees will be considered by the Advisor in connection with any decision to invest in such entities. Securities issued by these entities are normally privately placed, restricted and illiquid. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund purchases securities for long-term investment, but it is the Advisor's belief that a sound investment program must be flexible in order to meet changing conditions, and changes in holdings will be made whenever deemed advisable.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

TOTAL RETURN FUND. The Total Return Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund will emphasize liberal current income in seeking its objective. The Fund's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds and other debt securities (such as U.S. and foreign Government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The percentage of assets invested in specific categories of fixed income and equity securities will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may also engage in strategic transactions and lend its portfolio securities.

As noted above, the Fund may invest in high yield fixed income securities which are in the lower rating categories and those which are unrated. Thus, the Fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the Fund would invest less than 35% of its total assets in high yield bonds. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.


The Fund does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.


When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.


VALUE+GROWTH FUND. The Value+Growth Fund seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.


Growth stocks are stocks of companies whose earnings per share are expected by the Advisor to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Advisor believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks in the Fund's portfolio will be made by the Advisor's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the Advisor will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. The allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

In managing the growth portion of the portfolio, the Advisor emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The Advisor considers a number of quantitative factors in considering whether to invest in a stock including historical earnings growth, projected earnings growth, return on equity, debt to capital and other balance sheet data. In managing the value portion of the portfolio, the Advisor seeks stocks it believes to be undervalued. The factors considered include price-to-earnings ratios, price-to-book ratios, price-to-cash-flow, dividend growth rates, earnings estimates and growth rates, return on equity and other balance sheet data.

Although it is anticipated that the Fund will invest primarily in common stocks of domestic companies, the Fund may also purchase foreign securities, as well as convertible securities, such as bonds and preferred stocks (including warrants and rights). The Fund may also engage in strategic transactions and lend its portfolio securities. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

CLASSIC GROWTH FUND. Classic Growth Fund offers the following classes of shares:
Class S shares ("Class S" or "Shares") and Classic Growth Fund Class A, B and C shares (the "Kemper Shares"). Only the A, B and C Shares of Classic Growth Fund are offered herein.

General. The Fund's investment objectives are to seek long-term growth of capital with reduced share price volatility compared to other growth mutual funds. This diversified equity fund is designed for investors looking to grow their investment principal over time for retirement and other long-term needs. While current income is not a stated objective of the Fund, many of the Fund's securities may provide regular dividends, which are also expected to grow over time.


While the Fund is broadly diversified and conservatively managed, with attention paid to stock valuation and risk, its share price will move up and down with changes in the general level of financial markets. Accordingly, shareholders should be comfortable with stock market risk and view the Fund as a long-term investment.


Except as otherwise indicated, the Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objectives will be met.

Under normal market conditions, the Fund invests primarily in a portfolio of common stocks which the Fund's investment adviser, the Advisor, believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds.


In seeking such investments, the Advisor focuses its investment in securities of high quality, medium-to-large sized U.S. companies with leading competitive positions. Using in-depth fundamental company research along with proprietary financial quality, stock rating and risk measures, the Advisor looks for companies with strong and sustainable earnings growth, a proven ability to add value over time, and reasonable stock market valuations. These companies often have important business franchises, leading products, services or technologies, or dominant marketing and distribution systems.


Classic Growth Fund's investment approach centers on identifying a group of stocks with both attractive return potential and moderate risk. In order to serve the Fund's dual objectives, the Fund's managers avoid "high-expectation" stocks -- stocks with tremendous performance potential but whose prices can quickly tumble on earnings disappointments. Additionally, the portfolio managers select stocks with higher average market capitalizations and lower average price-earnings ratios than those held by the average growth fund. In general, a fund comprised of stocks with lower P/E ratios will exhibit less volatility over time. The portfolio managers will use portfolio construction techniques to reduce overall portfolio risk. Although individual securities may experience price volatility, the Fund will be managed for reduced share price fluctuation in comparison to other growth funds.

The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S.

investments, it can commit a portion of assets to the equity securities of foreign growth companies that meet the criteria applicable to the Fund's domestic investments. The Fund may invest up to 25% of the Fund's assets in listed and unlisted foreign securities.

While the Fund invests primarily in common stocks, it can purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights, illiquid securities and warrants. The Fund's policy is to remain substantially invested in these securities, which may be listed on national securities exchanges or, less commonly, traded over-the-counter.

 The Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor. The Fund may invest up to 20% of its net assets in such debt securities when the Advisor anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. As interest rates fall, the prices of debt securities tend to rise. The Fund may also invest in money market securities in anticipation of meeting redemptions or paying Fund expenses. Also, the Fund may purchase securities of other investment companies, enter into repurchase agreements, reverse repurchase agreements and engage in strategic transactions.

 For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to accurately predict for how long such alternative strategies may be utilized.


Additional Information about Investment Techniques


The following section includes disclosure about investment practices and techniques which may be utilized by one or more funds described in this Statement of Additional Information. Specific limitations and policies regarding the use of these techniques may be found in each fund's "Investment Policies and Techniques" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Borrowing. A Fund will borrow only when the Advisor believes that borrowing will benefit a Fund after taking into account considerations such as the costs of the borrowing. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.





Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Kemper Total Return Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. Kemper Total Return Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


A Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.


DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.


WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Non-diversified. As a non-diversified fund, the Kemper Aggressive Growth Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the

SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.


                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Aggressive Growth Fund has elected to be classified as a non-diversified open-end investment fund. The Blue Chip Fund, Classic Growth Fund, Growth Fund, Small Cap Fund, Technology Fund, Total Return Fund and Value+Growth Fund have elected to be classified as diversified open-end investment funds.


In addition, as a matter of fundamental policy, each Fund will not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. Each Fund may not:


1. borrow money in an amount greater than 5% of its total assets (one-third of total assets for Aggressive Growth Fund and Blue Chip
         Fund), except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;


5. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


7. lend portfolio securities in an amount greater than one-third of its total assets (5% for Classic Growth Fund)

8. invest more than 15% of net assets in illiquid securities (except Classic Growth Fund, which limits investments in illiquid securities according to the Investment Company Act of 1940).

                                 NET ASSET VALUE


The net asset value per share of a Fund is computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of a Fund is the value of one and is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the share of that class, less all liabilities, by the total number of shares outstanding. The per share net asset value of each of Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

Debt securities, other than money market instruments, are valued at prices supplied by a Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.


An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.


Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, MA, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds (except Classic Growth Fund); however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to Classic Growth Fund's accounting agreement, the Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $150 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Payments to Scudder Fund Accounting Corporation for the three most recent fiscal periods are as follows:

------------------------------------------------------------------------------------------------------------------

                                           Fiscal Year/Period      Fiscal Year/Period       Fiscal Year/Period
                                           ------------------      ------------------       ------------------
                 Fund                      Ended 10/31/2000:        Ended 10/31/1999:        Ended 8/31/1998:
                 ----                      -----------------        -----------------        ----------------
------------------------------------------------------------------------------------------------------------------
Classic Growth Fund+                           $147,019*                 $269,733                 $61,932
------------------------------------------------------------------------------------------------------------------

+    Includes expenses for all classes.
*    Of the amount charged,$24,796 was unpaid at October 31, 2000.



                             TRANSACTION INFORMATION

Purchase Of Shares

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify which class of shares the order is for.


The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                      Annual 12b-1 Fees (as a % of
                              Sales Charge              average daily net assets)       Other Information
                              ------------              -------------------------       -----------------

Class A             Maximum initial sales charge of               None              Initial sales charge
                    5.75% of the public offering                                    waived or reduced for
                    price                                                           certain purchases


Class B             Maximum contingent deferred                   0.75%             Shares convert to
                    sales charge of 4% of redemption                                Class A shares six years
                    proceeds; declines to  zero                                     after issuance
                    after six years

Class C             Contingent deferred sales charge              0.75%             No conversion feature
                    of 1% of redemption proceeds for
                    redemptions made during first
                    year after purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.


Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                                       Sales Charge Allowed to
                                      As a Percentage of    As a Percentage of Net   Dealers as a Percentage of
Amount of Purchase                      Offering Price           Asset Value*              Offering Price


Less than $50,000                             5.75%                   6.10%                      5.20%

$50,000 but less than $100,000               4.50                    4.71                       4.00

$100,000 but less than $250,000              3.50                    3.63                       3.00

$250,000 but less than $500,000              2.60                    2.67                       2.25

$500,000 but less than $1 million            2.00                    2.04                       1.75

$1 million and over                           0.00**                  0.00**                     ***

*   Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by KDI as discussed below.




Each Fund receives the entire net asset value of all its Class A shares sold. Kemper Distributors, Inc. ("KDI"), the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the Funds' foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of class R shares of certain Scudder funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Advisor , its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper

Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Advisor and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Advisor and Underwriter."


Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administration services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.


Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from KDI, principal underwriter for the Funds, and, in the case of category (4) above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.


General. Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.


Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.


Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.


Redemptions and Exchanges


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each class does not result in a Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 219153, Kansas City, Missouri 64141-9153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).


Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.


Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


Year of Redemption After Purchase        Contingent Deferred Sales Charge
---------------------------------        --------------------------------


First                                                   4%

Second                                                  3%

Third                                                   3%

Fourth                                                  2%

Fifth                                                   2%

Sixth                                                   1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and
(h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent
deferred  sales  charge,   the  redemption   will  be  made
first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed Kemper Mutual Funds. A shareholder of a Fund or Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.


SPECIAL FEATURES


Class A Shares  --  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper
Short-Intermediate  Government  Fund,  Kemper  Value Plus  Growth  Fund,  Kemper
Horizon Fund, Kemper New Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust and Kemper Securities Trust, Scudder 21st Century Growth Fund, The Japan Fund, Inc., Scudder High Yield Tax Free Fund, Scudder Pathway Series - Moderate Portfolio, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder International Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Health Care Fund, Scudder Technology Innovation Fund, Global Discovery Fund, Value Fund, and Classic Growth Fund ("Kemper Mutual Funds").

Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered Kemper Mutual Funds for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as Kemper Mutual Funds (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.


Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.


Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy of exchanges of $1,000,000 or less if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis.
Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 219153, Kansas City, Missouri 64141-9153, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 219153, Kansas City, Missouri 64141-9153. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 219153, Kansas City, Missouri 64141-9153. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares, Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with the Fund's custodian describe the current fees payable for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.


                       ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.


KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.


Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.


The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a class of a Fund normally are permitted to continue to purchase additional shares of such class or Fund and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

Dividends. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth Fund, Classic Growth Fund, Growth Fund, Small Cap Fund, Technology Fund and Value+Growth Fund; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").


Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares.
Distributions of capital gains, if any, will be paid in the same portion for each class.

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)      To receive both income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Scudder or Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares", "Special Features -- Class A Shares -- Combined Purchases", for a list of such other funds. To use this privilege of investing a Fund's dividends in shares of another fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

PERFORMANCE INFORMATION


A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Zurich Scudder may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charge were included. Total return figures for Class A shares for various periods are set forth in the tables below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. (""Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index? or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report? or Money Market Insight?, reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").


A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.


Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

The figures below show performance information for various periods. The net asset values and returns of each class of shares of the Funds will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.


KEMPER AGGRESSIVE GROWTH FUND

KEMPER VALUE+GROWTH FUND

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

The figures below show performance information for various periods for each Fund. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.





KEMPER AGGRESSIVE GROWTH FUND -- AS OF SEPTEMBER 30, 2000

AVERAGE ANNUAL                   Class A           Class B            Class C
TOTAL RETURNS                    Shares            Shares             Shares
-------------                    ------            ------             ------
Life of Class(+)                 25.98%            26.60%             26.83%

One Year                         39.79%            43.95%             46.81%

(+)  Since December 31, 1996 for Class A, B and C shares.



KEMPER VALUE+GROWTH FUND -- AS OF NOVEMBER 30, 2000


AVERAGE ANNUAL TOTAL             Class A           Class B           Class C
RETURNS                          Shares            Shares             Shares
-------                          ------            ------             ------

Life of Class(+)                  14.74%            15.04%             15.11%


Five Years                        13.91%            14.22%             14.31%

One Year                          -6.66%            -4.35%             -1.94%

(+) Since October 16, 1995 for Class A, B and C shares.

KEMPER BLUE CHIP FUND

KEMPER GROWTH FUND

KEMPER SMALL CAP EQUITY FUND

KEMPER TECHNOLOGY FUND

KEMPER TOTAL RETURN FUND

Performance figures for Class B and C shares for the period May 31, 1994 through each Fund's most recent fiscal year end reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period beginning with the inception date of each Fund's Class A shares to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The figures below show performance information for various periods for each Fund. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class B and C shares of each Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KEMPER BLUE CHIP FUND -- AS OF OCTOBER 31, 2000*


AVERAGE ANNUAL               Class A                Class B           Class C
TOTAL RETURNS                Shares                  Shares            Shares
-------------                ------                  ------            ------


Life of Class               13.08%(+)               12.77 %*           12.84%*
Ten Years                   15.71%                  15.44%*            15.52%*
Five Years                  17.77 %                 18.09 %            18.26%
One Year                     2.26 %                  4.62%              7.72 %

(+)  Since November 23, 1987 for Class A shares.

KEMPER GROWTH FUND -- AS OF SEPTEMBER 30, 2000*

AVERAGE ANNUAL                Class A         Class B          Class C
TOTAL RETURNS                 Shares           Shares           Shares
-------------                 ------           ------           ------

Life of Class                 13.02%(+)        12.07%*          12.33%*
Ten Years                     16.04%           15.51%*          15.73%*
Five Years                    15.16%           15.21%           15.53%
One Year                      18.30%           21.32%           24.30%

 (+)  Since April 4, 1966 for Class A shares.



KEMPER SMALL CAP EQUITY FUND -- AS OF SEPTEMBER 30, 2000*

AVERAGE ANNUAL                Class A      Class B              Class C
TOTAL RETURNS                 Shares        Shares              Shares
-------------                 ------        ------              ------

Life of Class                 13.09%(+)     12.01%*             12.39%*
Ten Years                     18.58%        17.91%*             18.27%*
Five Years                    14.52%        14.47%              15.00%
One Year                      47.05%        50.95%              55.38%

(+)  Since February 20, 1969 for Class A shares



KEMPER TECHNOLOGY FUND -- AS OF OCTOBER 31, 2000*

AVERAGE ANNUAL                Class A             Class B           Class C
TOTAL RETURNS                 Shares              Shares            Shares
-------------                 ------              ------            ------

Life of Class                 14.82%(+)           13.88%*           14.03%*
Ten Years                     26.59%              26.06%*           26.26%*
Five Years                    29.81%              29.95%            30.20%
One Year                      38.59%              42.59%            45.72%

(+)  Since September 7, 1948 for Class A shares.



KEMPER TOTAL RETURN FUND -- AS OF OCTOBER 31, 2000*

AVERAGE ANNUAL                    Class A      Class B          Class C
TOTAL RETURNS                     Shares       Shares           Shares
-------------                     ------       ------           ------

Life of Class                    11.80%(+)      10.97%*           10.99%*

AVERAGE ANNUAL                    Class A      Class B          Class C
TOTAL RETURNS                     Shares       Shares           Shares
-------------                     ------       ------           ------


Ten Years                        13.09%         12.68%*           12.74%*
Five Years                       12.39%         12.53%            12.70%
One Year                          0.42%          2.58%             5.63%

(+) Since March 2, 1964 for Class A shares. Since May 31, 1994 for Class B and Class C shares.

* Because Class B and C shares were not introduced for each Fund until May 31, 1994, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the inception date of each Fund's Class A shares through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


CLASSIC GROWTH FUND -- AS OF OCTOBER 31, 2000

Performance figures for Class A, B and C shares are adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       Average Annual Total Return for the periods ended October 31, 2000*

  Average Annual Total Returns      Class A        Class B             Class C
  ----------------------------      -------        -------             -------

            One Year                 9.05%         11.71%               14.33%
         Life of Class**            12.75%         13.46%               14.26%

* If the Advisor had not maintained expenses, the total return for the one year and Life of Class periods would have been lower.

**       Class A, B and C shares commenced operations on April 16, 1998.



FOOTNOTES FOR ALL FUNDS


(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares. Amounts were adjusted for Class C shares for the contingent deferred sales charge that may be imposed for periods less than one year.

(2)      Includes short-term capital gain dividends, if any.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National IndexTM for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.


Investors may want to compare the performance of a Fund, such as the Total Return Fund, to the performance of a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). See the footnotes above for a more complete description of these indexes. The Total Return Fund may invest in both equity and fixed income securities. The percentage of assets invested in each type of security will vary from time to time in the discretion of the Fund's Advisor and will not necessarily approximate the 60%/40% weighting of this hypothetical index.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.


                                FUND ORGANIZATION


The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Aggressive Growth Fund was organized as a business trust under the laws of Massachusetts on October 3, 1996. The Blue Chip Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. The Growth Fund was organized as a business trust under the laws of

Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Growth Fund, Inc., a Maryland corporation organized in 1965. The Small Cap Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Summit Fund, Inc., a Maryland corporation organized in 1968. Prior to February 1, 1992, the Small Cap Fund was known as "Kemper Summit Fund." The Technology Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 as Technology Fund and changed its name to Kemper Technology Fund effective February 1, 1988. Effective January 31, 1986, Technology Fund pursuant to a reorganization succeeded to the assets and liabilities of Technology Fund, Inc., a Maryland corporation originally organized as a Delaware corporation in 1948. Technology Fund was known as Television Fund, Inc. until 1950 and as Television-Electronics Fund, Inc. until 1968. The Total Return Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. The Total Return Fund was known as Balanced Income Fund, Inc. until 1972 and as Supervised Investors Income Fund, Inc. until 1977. The Value+Growth Fund was organized as a business trust under the laws of Massachusetts on June 14, 1995 under the name Kemper Value Plus Growth Fund and does business as Kemper Value+Growth Fund. Classic Growth Fund is an open-end diversified series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Classis Growth Fund was changed, effective April 16, 1998, from Scudder Classic Growth Fund, and the name of the Trust was changed from Scudder Investment Trust to its present name on May 28, 1998. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. .

The Technology Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by the Advisor in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Classic Growth Fund is currently divided into four classes, Class A, Class B Class C and Class S shares. Currently, each Fund (other than Classic Growth
Fund) offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, which may affect performance. Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Zurich Scudder Investments, Inc. and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund and (6) investment companies managed by the Advisor that invest primarily in other investment companies.

The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Funds  generally  are not required to hold  meetings of their  shareholders.
Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.


Master/feeder structure

The Board has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                               INVESTMENT ADVISOR

Zurich Scudder Investments, Inc. (the "Advisor"), 345 Park Avenue, New York, NY, an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001 the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.


Certain investments may be appropriate for a fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.


Each Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.

Under each Agreement, the Advisor provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to each Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees or Directors.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Trust, affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities.

Under each Agreement the applicable Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Each Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of the applicable Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Trusts have been represented by independent counsel at each Fund's expense. Vedder, Price, Kaufman & Kammholz represents Aggressive Growth Fund, Small Capitalization Equity Fund, Growth Fund, Total Return Fund, Technology Fund and Value+Growth Fund. Ropes & Gray represents Classic Growth Fund.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Trustees of a Trust may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trust.

The Funds (other than the Aggressive Growth Fund, Classic Growth Fund and the Small Cap Fund) pay the Advisor investment management fees, payable monthly, at 1/12 of the annual rates shown below. The Aggressive Growth Fund and the Small Cap Fund each pay a base annual management fee, payable monthly, at the annual rate of 0.65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index (the "Index") as described herein. After the effect of the adjustment, the management fee rate for the Aggressive Growth Fund may range between 0.45% and 0.85% and the management fee rate for the Small Cap Fund may range between 0.35% and 0.95%.

The current investment management fee rates are payable monthly at the annual rates shown below:

------------------------------------------------------------- ---------------------------------- -----------------
                                                                Blue Chip Fund, Growth Fund,
                                                              Technology Fund and Total Return    Value+ Growth
Average Daily Net Assets                                                    Fund                       Fund
------------------------------------------------------------- ---------------------------------- -----------------

------------------------------------------------------------- ---------------------------------- -----------------
$0 - $250 million                                                            0.58%                      0.72%
------------------------------------------------------------- ---------------------------------- -----------------
$250 million - $1 billion                                                   0.55                       0.69
------------------------------------------------------------- ---------------------------------- -----------------
$1 billion - $2.5 billion                                                   0.53                       0.66
------------------------------------------------------------- ---------------------------------- -----------------
$2.5 billion - $5 billion                                                   0.51                       0.64
------------------------------------------------------------- ---------------------------------- -----------------
$5 billion - $7.5 billion                                                   0.48                       0.60
------------------------------------------------------------- ---------------------------------- -----------------
$7.5 billion - $10 billion                                                  0.46                       0.58
------------------------------------------------------------- ---------------------------------- -----------------
$10 billion - $12.5 billion                                                 0.44                       0.56
------------------------------------------------------------- ---------------------------------- -----------------
Over $12.5 billion                                                          0.42                       0.54
------------------------------------------------------------- ---------------------------------- -----------------

The Small Cap Fund will pay an additional monthly fee at an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.30% of the average daily net assets. Conversely, the compensation payable by the Small Cap Fund will be reduced by an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.30% of the average net assets. The total fee on an annual basis can range from 0.35% to 0.95% of average daily net assets. The Small Cap Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Small Cap Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of 0.35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Small Cap Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares' is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The Aggressive Growth Fund will pay an additional monthly fee at an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.20% of the average daily net assets. Conversely, the compensation payable by the Aggressive Growth Fund will be reduced by an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.20% of the average net assets. The total fee on an annual basis can range from 0.45% to 0.85% of average daily net assets. The Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between
(a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of 0.45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The Classic Growth Fund will pay the Advisor an annual fee equal to 0.70% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.
Effective April 16, 1998, the Advisor had agreed to waive 0.25% of its management fee until December 31, 1998. For the fiscal year ended August 31, 1998, the Advisor waived a portion of its management fee amounting to $281,142, and the fee imposed amounted to $371,001. For the fiscal year ended August 31, 1999, the Advisor waived a portion of its management fee amounting to $466,794, and the fee imposed amounted to

$840,228. For the two month period ended October 31, 1999, the Advisor waived a portion of its management fee amounting to $96,046, and the fee imposed amounted to $172,882. The Advisor had agreed to continue to waive 0.25% of its management fee until December 31, 2000. For the fiscal year ended October 31, 2000, the Advisor did not imposed a portion of its management fee amounting to $967,494, and the fee imposed amounted to $1,741,470. The Advisor has agreed to continue to waive 0.25% of it management fee until January 31, 2002.


The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.


Fund                                     Fiscal 2000                 Fiscal 1999           Fiscal 1998*
----                                     -----------                 -----------           ------------

Aggressive Growth                        $936,016                    $241,000              $98,000^(1)
Blue Chip                                $6,221,014                  $4,172,000            $3,104,000
Classic Growth                           $1,741,470                  $840,228              $371,001
Growth                                   $16,908,574                 $14,408,000           $14,891,000
Small Cap                                $7,708,338                  $2,966,000            $3,519,000^(2)
Technology                               $26,538,107                 $10,608,000           $6,842,000
Total Return                             $19,297,715                 $19,069,000           $18,088,000
Value+Growth                             $1,235,968                  $1,171,000            $906,000

* Fiscal year end for Classic Growth Fund is 8/31. Fiscal year end for Aggressive Growth Fund, Small Cap Fund and Growth Fund is 9/30. Fiscal year end for Blue Chip Fund, Total Return Fund and Technology Fund is 10/31. Fiscal year end for Value+Growth Fund is 11/30.

^(1)     Fee was decreased $9,000 from $107,000 base fee.

^(2)     Fee was decreased $2,791,000 from $6,310,000 base fee.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


Code of Ethics


The Funds, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("Administrative Agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund. KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI. In addition, KDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

Administrative services fees paid by each Fund are set forth below:

                                   Administrative Service Fees Paid by Fund
                                   ----------------------------------------
                                                                               Service Fees Paid   Service Fees Paid by
                                                                                by Administrator     Administrator to
Fund                Fiscal Year      Class A      Class B         Class C           to Firms         Affiliated Firms
----                -----------      -------      -------         -------           --------         ----------------


Aggressive Growth   2000           $218,000     $170,000      $47,000          $459,000            $0
                    1999*          $0           $0            $0               $139,000            $0
                    1998*          $2,000       $1,000        $0               $80,000             $0

Blue Chip           2000           $1,490,000   $1,061,000    $163,000         $2,767,000          $4,000
                    1999           $1,166,000   $581,000      $83,000          $1,629,000          $0
                    1998           $879,000     $394,000      $44,000          $1,311,000          $5,000
Classic Growth -    2000           $280,844     $213,754      $43,625          $564,266            $31
Kemper Shares
                    1999**         $79,079      $52,138       $8,646           $138,802            $0
                    1999***        $23,318      $13,092       $2,559           $38,969             $0
                    1998****       $0           $913          $0               $0                  $0
Growth              2000           $5,950,000   $1,386,000    $91,000          $7,488,000          $10,000
                    1999           $4,587,000   $1,333,000    $58,000          $6,146,000          $26,000
                    1998           $4,274,000   $1,829,000    $47,000          $6,179,000          $37,000

Small Cap Equity    2000           $1,668,000   $426,000      $41,000          $2,190,000          $2,000

                                       68

                                   Administrative Service Fees Paid by Fund
                                   ----------------------------------------
                                                                               Service Fees Paid   Service Fees Paid by
                                                                                by Administrator     Administrator to
Fund                Fiscal Year      Class A      Class B         Class C           to Firms         Affiliated Firms
----                -----------      -------      -------         -------           --------         ----------------

                    1999           $1,207,000   $396,000      $26,000          $1,664,000          $0
                    1998           $1,407,000   $614,000      $33,000          $2,071,000          $5,000

Technology          2000           $7,936,000   $3,025,000    $550,000         $11,721,000         $12,000
                    1999           $2,834,000   $633,000      $92,000          $3,738,000          $6,000
                    1998           $1,763,000   $284,000      $32,000          $2,114,000          $5,000

Total Return        2000           $7,310,000   $1,607,000    $135,000         $8,754,000          $10,000
                    1999           $6,635,000   $2,043,000    $87,000          $8,476,000          $11,000
                    1998           $5,353,000   $2,504,000    $56,000          $7,976,000          $17,000

Value+Growth        2000           $215,000     $186,000      $28,000          $429,000            $0
                    1999           $200,000     $174,000      $19,000          $391,000            $0
                    1998           $152,000     $130,000      $10,000          $299,000            $0





*        Amounts shown after expense waiver.

**       Fiscal year ended August 31, 1999.

***      For the two months ended October 31, 1999.

**** For the period April 15, 1998 (commencement of operations of classes A,B and C) to August 31, 1998.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of a Fund are also directors or officers of the Advisor or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company, ("SSB") 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

SSB is also each Fund's (except Classic Growth Fund) transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Kemper Service Company ("KSvC"), an affiliate of the Advisor, serves as "Shareholder Service Agent", of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. KSvC acts as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent of Classic Growth Fund Classes A, B and C.

Fund                                               Fees SSB Paid to KSvC*
----                                               ----------------------

Kemper Aggressive Growth Fund                           $869,591
Kemper Blue Chip Fund                                   $2,811,568
Classic Growth - Kemper Shares                          $800,527
Kemper Growth Fund                                      $5,949,090
Kemper Small Capitalization Equity Fund                 $2,086,764
Kemper Technology Fund                                  $9,374,201
Kemper Total Return Fund                                $6,861,994
Kemper Value+Growth                                     $521,908

* Of the amounts noted above, as of the respective fiscal year ends of each Fund, $406,250 for Kemper Aggressive Growth Fund, $523,213 for Kemper Blue Chip Fund, $106,448 for Classic Growth Fund - Kemper Shares, $1,464,391 for Kemper Growth Fund $500,268 for Kemper Small Cap Equity Fund, $2,630,604 for Kemper Technology Fund, $1,681,800 for Kemper Total Return Fund and $96,955 for Kemper Value+Growth Fund, was unpaid at the fiscal year end.

In 1999, Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105 ("IFTC") was each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, served as "Shareholder Service Agent" of each Fund and, as such, performed all of IFTC's duties as transfer agent and dividend paying agent. IFTC received as transfer agent, and paid to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. The following shows for each Fund's 1999 fiscal year the shareholder service fees IFTC remitted to KSvC.

Fund                                         Fees IFTC Paid to KSvC
----                                         ----------------------
Aggressive                                       $387,000
Blue Chip                                        $2,067,000
Growth                                           $6,283,000
Small Cap                                        $2,309,000
Technology                                       $3,357,000
Total Return                                     $7,110,000
Value+Growth                                     $535,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, (except for Classic Growth Fund, which uses PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110) audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds. Dechert, Ten Post Office Square South, Boston, Massachusetts serves as counsel to Classic Growth Fund.

                              TRUSTEES AND OFFICERS


The officers and trustees of each Fund (except Classic Growth Fund), their birth dates, their principal occupations and their affiliations, if any, with the Advisor and KDI or their affiliates, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Advisor.

JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; Retired; formerly, First Chicago NBD Corporation/The First National Bank of Chicago: 1996-1998, Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; Director, First Oak Brook Bancshares, Inc., Oak Brook Bank.


LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.


LINDA C. COUGHLIN (1/1/52), Vice President, Chairman and Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; Director and Vice Chairman of KDI and Director and Senior Vice President of Scudder Investor Services, Inc.


DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).


ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; retired; formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries, Inc.

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; ; formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc. (manufacturer of electronic equipment and components); Director, Motorola, Inc.





SHIRLEY D. PETERSON (9/3/41), Trustee, 9317 Salisbury Avenue, Lubbock, Texas; Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Retired; formerly, President and Chief Executive Officer, SRI International; prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor, Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.

MARK S. CASADY (9/21/60), President*,Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; Director and Chairman of KDI; President, Director and Assistant Treasurer of Scudder Investor Services, Inc.; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Zurich Scudder; Assistant Secretary of KDI.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder; Director, Senior Vice President, Chief Legal Officer and Assistant Clerk of Scudder Investor Services, Inc.; Director, Secretary, Chief Legal Officer and Vice President of KDI.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder; Vice President and Chief Compliance Officer Scudder Investor Services, Inc.; Vice President and Chief Compliance Officer of KDI .

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Zurich Scudder; Assistant Treasurer of Scudder Investor Services, Inc..

BRENDA LYONS (2/21/63) Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder; Clerk of Scudder Investor Services, Inc.; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN E. KANE (2/14/62), Secretary*, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Aggressive Growth Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

SEWALL HODGES (1/9/55), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.


Blue Chip Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

TRACY MCCORMICK (9/27/54), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.


Growth Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

VALERIE MALTER (7/25/58), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.


Small Capitalization Equity Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

JESUS A. CABRERA (12/25/61), Vice President*, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder.


Technology Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

ROBERT L. HORTON ( ), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Zurich Scudder.


Total Return Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

GARY A. LANGBAUM (12/16/48), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.


Value+Growth Fund:


WILLIAM F. TRUSCOTT (9/14/60), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

DONALD E. HALL (8/22/52), Vice President*, 333 South Hope Street, Los Angeles, California; Managing Director, Zurich Scudder.


* Interested persons of the Fund as defined in the 1940 Act.

Classic Growth Fund:


The officers and trustees of Classic Growth Fund, their birth dates, their principal occupations and their affiliations, if any, with the Advisor, and Kemper Distributors, Inc., are as follows:

------------------------------------- ------------------------ -------------------------------- ----------------------------

                                                                                                Position with Underwriter,
                                                                                                --------------------------
Name, Birth date, and Address         Position with Fund       Principal Occupation**           Kemper Distributors, Inc.
-----------------------------         ------------------       --------------------             --------------------------
------------------------------------- ------------------------ -------------------------------- ----------------------------
Henry P. Becton, Jr. (10/16/43)       Trustee                  President, WGBH Educational      --
WGBH                                                           Foundation
125 Western Avenue
Allston, MA 02134
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Linda C. Coughlin (1/1/52)+*          Trustee and President    Managing Director of Zurich      Director and Vice Chairman
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Dawn-Marie Driscoll (11/5/46)         Trustee                  Executive Fellow, Center for     --
4909 SW 9th Place                                              Business Ethics, Bentley
Cape Coral, FL  33914                                          College; President, Driscoll
                                                               Associates (consulting firm)
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Edgar R. Fiedler (4/21/29)            Trustee                  Senior Fellow and Economic       --
50023 Brogden                                                  Counselor, The Conference
Chapel Hill, NC                                                Board, Inc. (not-for-profit
                                                               business research organization)
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Keith R. Fox (4/11/54)                Trustee                  General Partner, Exeter Group    --
10 East 53rd Street                                            of Funds
New York, NY  10022
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------

                                       74

------------------------------------- ------------------------ -------------------------------- ----------------------------

                                                                                                Position with Underwriter,
                                                                                                --------------------------
Name, Birth date, and Address         Position with Fund       Principal Occupation**           Kemper Distributors, Inc.
-----------------------------         ------------------       --------------------             --------------------------
------------------------------------- ------------------------ -------------------------------- ----------------------------
Joan E. Spero (10/2/44)               Trustee                  President, Doris Duke            --
Doris Duke Charitable Foundation                               Charitable Foundation;
650 Fifth Avenue                                               Department of State -
New York, NY  10128                                            Undersecretary of State for
                                                               Economic, Business and
                                                               Agricultural Affairs (March
                                                               1993 to January 1997)
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Jean Gleason Stromberg (10/31/43)     Trustee                  Consultant; Director,            --
3816 Military Road, NW                                         Financial Institutions Issues,
Washington, D.C.                                               U.S. General Accounting Office
                                                               (1996-1997); Partner,
                                                               Fulbright & Jaworski (law firm
                                                               (1978-1996)
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Jean C. Tempel (3/24/43)              Trustee                  Managing  Director, First        --
One Boston Place 23rd Floor                                    Light Capital, LLC (venture
Boston, MA 02108                                               capital firm)
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Steven Zaleznick (11/9/54)*           Trustee                  President and CEO, AARP          --
601 E Street                                                   Services, Inc.
Washington, D.C. 20004
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Thomas V. Bruns (4/15/57)#            Vice President           Managing Director of Zurich      President
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
William F. Glavin (8/30/58)+          Vice President           Managing Director of Zurich      Managing Director
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
James E. Masur (8/18/60)+             Vice President           Senior Vice President of         --
                                                               Zurich Scudder Investments,
                                                               Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Kathryn L. Quirk (12/3/52)++          Vice President and       Managing Director of Zurich      Director, Secretary, Chief
                                      Assistant Secretary      Scudder Investments, Inc.        Legal Officer and Vice
                                                                                                President
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Howard S. Schneider (5/9/57)+         Vice President           Managing Director of Zurich      --
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------

                                       75

------------------------------------- ------------------------ -------------------------------- ----------------------------

                                                                                                Position with Underwriter,
                                                                                                --------------------------
Name, Birth date, and Address         Position with Fund       Principal Occupation**           Kemper Distributors, Inc.
-----------------------------         ------------------       --------------------             --------------------------
------------------------------------- ------------------------ -------------------------------- ----------------------------
John R. Hebble (6/27/58)+             Treasurer                Senior Vice President of         --
                                                               Zurich Scudder Investments,
                                                               Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Brenda Lyons (2/21/63)+               Assistant Treasurer      Senior Vice President of         --
                                                               Zurich Scudder Investments,
                                                               Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Caroline Pearson (4/1/62)+            Assistant Secretary      Senior Vice President of         --
                                                               Zurich Scudder Investments,
                                                               Inc.; Associate, Dechert Price
                                                               & Rhoads (law firm) 1989 - 1997
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
John Millette (8/23/62)+              Vice President and       Vice President of Zurich         --
                                      Secretary                Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Valerie F. Malter (7/25/58)++         Vice President           Managing Director of Zurich      --
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
Kathleen T. Millard (12/30/60)++      Vice President           Managing Director, Zurich        --
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------
William F. Gadsden (2/9/55) ++        Vice President           Managing Director of Zurich      --
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------

------------------------------------- ------------------------ -------------------------------- ----------------------------
James M. Eysenbach (4/1/62)@          Vice President           Managing Director of Zurich      --
                                                               Scudder Investments, Inc.
------------------------------------- ------------------------ -------------------------------- ----------------------------


* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the 1940 Act.
** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
+        Address: Two International Place, Boston, Massachusetts
++       Address: 345 Park Avenue, New York, New York
#        222 South Riverside Plaza, Chicago, Illinois
@        101 California Street, San Francisco, California

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 2000 fiscal year except that the information in the last column is for calendar year 2000.

Aggregate Compensation From Funds

                                                                                                           Total
                                                                                                       Compensation
                                                                                                       From Fund and
                                                            Small                 Total      Value+     Kemper Fund
                                                            ------                ------     ------    Complex Paid
Name of Trustee         Aggressive   Blue Chip     Growth     Cap     Technology   Return    Growth    Trustees^(2)^(3)
---------------         ----------   ---------     ------     ---     ----------   ------    ------    ----------------

John W. Ballantine     $1,500       $4,600       $8,500     $4,500   $9,300       $9,400    $2,200    $183,600
Lewis A. Burnham       $1,500       $4,400       $7,800     $4,300   $8,100       $8,600    $2,200    $154,000
Donald L. Dunaway^(1)  $1,800       $5,200       $9,300     $5,000   $10,000      $10,300   $2,600    $209,700
Robert B. Hoffman      $1,700       $4,800       $8,600     $4,600   $9,200       $9,600    $2,400    $163,900
Donald R. Jones        $1,600       $4,700       $8,300     $4,600   $8,800       $9,300    $2,400    $163,200
Shirley D. Peterson    $1,500       $4,400       $7,700     $4,200   $8,000       $8,500    $2,200    $149,000
William P. Sommers     $1,500       $4,400       $7,900     $4,300   $8,300       $8,700    $2,200    $153,300

^(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Funds deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts (including interest thereon) payable from the Funds to Mr. Dunaway are $0, $12,100, $31,700, $19,800, $23,600, $34,600 and
         $2,000 for the Aggressive Growth Fund, Blue Chip Fund, Growth Fund, Small Cap Equity Fund, Technology Fund, Total Return Fund and Value+Growth Fund, respectively.

^(2) Includes compensation for service on the boards of 26 Funds with 48 fund portfolios. Each trustee currently serves as a trustee of 26 Funds with 45 fund portfolios.

^(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combination of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $ , $ , $ , $ , $ , $ , and $ for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively.

-------------------------------- --------------------------- ---------------------------

NAME                                 INVESTMENT TRUST*               ALL FUNDS
-------------------------------- --------------------------- ---------------------------
Henry P. Becton, Jr.                     $35,623.30          $156,218.60 (72 funds)
-------------------------------- --------------------------- ---------------------------
Dawn-Marie Driscoll                      $21,627.52          $154,287.00 (72 funds)
-------------------------------- --------------------------- ---------------------------
Edgar R. Fiedler+* **                    $17,719.79          $115,813.60 (71 funds)
-------------------------------- --------------------------- ---------------------------
Keith R. Fox**                           $16,266.30          $174,438.60 (71 funds)
-------------------------------- --------------------------- ---------------------------
Joan E. Spero**                          $16,266.30          $170,313.60 (71 funds)
-------------------------------- --------------------------- ---------------------------



                                       77

-------------------------------- --------------------------- ---------------------------

NAME                                 INVESTMENT TRUST*               ALL FUNDS
-------------------------------- --------------------------- ---------------------------
Jean Gleason Stromberg**                 $15,941.30           $97,571.60 (56 funds)
-------------------------------- --------------------------- ---------------------------
Jean C. Tempel**                         $34,112.30          $149,612.60 (72 funds)
-------------------------------- --------------------------- ---------------------------


* Investment Trust consists of seven funds: Scudder Large Company Growth Fund, Classic Growth Fund, Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder S&P 500 Index Fund and Scudder Small Company Stock Fund.
** Newly elected Trustee. On July 13, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.
+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.

As of December 31, 2000, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the charts below.

Kemper Aggressive Growth Fund

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Kemper Growth Fund

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Kemper Small Capitalization Equity Fund

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Kemper Total Return Fund

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Kemper Value+Growth Fund


                                       78

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Kemper Technology Fund

-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


Classic Growth Fund


-------------------------------------------------------------------------------------------------------------
                NAME                                CLASS                            PERCENTAGE
                ----                                -----                            ----------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.


                                          Commissions Retained by     Commissions Underwriter    Commissions Paid to Kemper
Fund                         Fiscal Year         Underwriter             Paid to All Firms             Affiliated Firms
----                         -----------         -----------             -----------------             ----------------


Aggressive Growth Fund          2000               $89,000                     $232,000                       $0
                                1999               $31,000                     $146,000                       $0
                                1998               $32,000                     $323,000                       $5,000

Blue Chip Fund                  2000               $190,000                    $721,000                       $0
                                1999               $159,000                    $930,000                       $0
                                1998               $183,000                    $1,286,000                     $6,000

Growth Fund                     2000               $261,000                    $1,002,000                     $0
                                1999               $238,000                    $1,220,000                     $6,000
                                1998               $326,000                    $1,998,000                     $5,000

Classic Growth Fund             2000               $59,400                     $236,274                       $0
                                1999               $0                          $534,537                       $485,362
                                1998               $0                          $61,551                        $0

Small Cap Equity Fund           2000               $105,000                    $232,000                       $0
                                1999               $65,000                     $384,000                       $0
                                1998               $154,000                    $875,000                       $0

Technology Fund                 2000               $1,320,000                  $3,114,000                     $8,000
                                1999               $393,000                    $1,170,000                     $0
                                1998               $163,000                    $824,000                       $7,000

Total Return Fund               2000               $256,000                    $1,126,000                     $0
                                1999               $257,000                    $1,241,000                     $0
                                1998               $233,000                    $2,219,000                     $6,000

Value+Growth Fund               2000               $18,000                     $103,000                       $0
                                1999               $38,000                     $262,000                       $0


                                       80

                                          Commissions Retained by     Commissions Underwriter    Commissions Paid to Kemper
Fund                         Fiscal Year         Underwriter             Paid to All Firms             Affiliated Firms
----                         -----------         -----------             -----------------             ----------------

                                1998               $61,000                     $462,000                       $0

Class B Shares and Class C Shares. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.

For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee, pursuant to the 12b-1 Plan, is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee, pursuant to the Rule 12b-1 Plan, is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charges -- Class C Shares".


Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C Shares are set forth below. A portion of the marketing sales and operating expenses shown below could be considered overhead expense.

                                                Contingent
                                Distribution     Deferred
                                Fees Paid by       Sales      Total Commissions
   Fund Class                     Fund to       Charges to   Paid by Underwriter
    B Shares    Fiscal Year     Underwriter     Underwriter        to Firms
    --------    -----------     -----------     -----------        --------

Aggressive          2000         $622,704       $111,351            $734,055
                    1999                         $89,000            $283,000
                              $100,000(a)
                     1998         $28,000        $28,000            $337,000

Blue Chip            2000     $3,165,4655     $1,246,879          $4,412,344
                     1999      $1,173,000       $643,000          $2,051,000
                     1998      $1,198,000       $293,000          $2,266,000

Classic Growth       2000        $641,264        $183314            $692,947

                     1999        $155,026        $90,229            $450,420
                     1998          $6,154         $1,260                  $0

Growth               2000      $4,153,219     $1,413,525          $5,566,744
                     1999      $4,238,000     $1,428,000          $2,138,000
                     1998      $5,791,000     $1,180,000          $2,647,000

Small Cap            2000      $1,277,704       $551,019          $1,828,723
                     1999      $1,225,000       $481,000            $721,000
                     1998      $1,938,000       $438,000          $1,229,000

Technology           2000      $8,716,430     $1,848,557          10,564,987
                     1999      $1,930,000       $555,000          $3,383,000
                     1998      $884,000         $273,000          $1,248,000

Total Return         2000       $4841,952     $1,682,649          $6,524,600
                     1999      $6,179,000     $1,406,000          $3,461,000
                     1998      $7,774,000     $1,259,000          $3,718,000

Value+Growth         2000        $562,234       $199,576            $761,810
                     1999      $448,000(a)      $173,000            $386,000
                     1998        $345,000        $86,000            $697,000



                                     Other Distribution Expenses Paid by Underwriter
                                      -----------------------------------------------
    Commissions
      Paid by
  Underwriter to                                                                        Misc.
    Affiliated                           Advertising    Prospectus   Marketing and    Operating      Interest
       Firms                           and Literature    Printing    Sales Expenses   Expenses       Expenses
       -----                           --------------    --------    --------------   --------       --------

      $0                                    $89,304        $9,234        $62,239         26551        195,707
      $0                                    $25,623        $2,931        $66,040       $19,784        $90,803


      $0                                    $31,000        $3,000        $65,000       $29,000        $31,000


      $0                                   $424,367         $45294       $310,398     $82,293      $1,436,699
      $0                                   $177,922        $11,384       $474,444     $70,127        $817,908
      $0                                   $289,000        $34,000       $598,000    $113,000        $482,000

      $0                                    $85,899         $9,101        $89,407      $1,681        $271,215


      $0                                    $35,122         $3,902       $104,681     $10,526        $134,518
      $0                                     $3,714           $184         $9,338      $1,297          $2,781


      $0                                   $330,310        $36,692       $304,702     $67,010      ($692,473)
      $0                                   $215,196        $24,910       $552,766     $93,237      ($551,313)
      $0                                   $355,000        $31,000       $731,000    $124,000       ($318,000)

      $0                                   $115,976        $12,309       $100,504     $26,406        $428,790
      $0                                    $81,411         $9,525       $203,603     $40,323        $296,956
      $0                                   $165,000        $14,000       $334,000     $66,000        $397,000

      $0                                 $1,924,069       $187,542     $1,280,474    $308,145      $2,515,804
      $0                                   $217,770        $17,780       $650,080    $100,802        $641,408
      $0                                   $167,000        $19,000       $340,000     $68,000        $404,000

      $0                                   $457,720        $51,606       $361,529     $95,126     ($1,055,852)
      $0                                   $337,430        $22,366       $901,664    $126,892       ($745,251)
      $0                                   $484,000        $57,000     $1,008,000    $171,000       ($373,000)

      $0                                    $47,582         $4,626        $27,329      $7,550        $302,787
      $0                                    $38,592         $3,577       $104,968     $13,460        $241,870
      $0                                    $96,000        $10,000       $183,000     $40,000      $1,213,000


(a)      Amounts shown after expense waiver.

                                               Contingent
                               Distribution     Deferred
                               Fees Paid by       Sales      Total Distribution
  Fund Class                     Fund to       Charges to       Fees Paid by
   C Shares    Fiscal Year     Underwriter     Underwriter  Underwriter to Firms
   --------    -----------     -----------     -----------  --------------------

Aggressive          2000         $174,234          $1335            $175,569
                               $20,000(a)         $3,000             $43,000
                    1999
                    1998           $6,000         $1,000             $21,000

Blue Chip           2000         $483,989          17635              501624
                    1999         $220,000         $6,000            $240,000
                    1998         $134,000         $6,000            $140,000

Classic Growth      2000         $130,877            963            $103,256
                    1999          $24,855         $3,064             $33,178
                    1998             $396            $15                $505

Growth              2000         $276,256         $6,052            $282,308
                    1999         $185,000         $3,000            $181,000
                    1998         $148,000         $3,000            $148,000

Small Cap           2000         $121,682         $4,622            $126,304
                    1999          $90,000         $3,000             $87,000
                    1998         $106,000         $4,000             $97,000

Technology          2000       $1,570,016        $75,243          $1,645,259
                    1999         $288,000         $7,000            $366,000
                    1998         $108,000         $2,000            $104,000

Total Return        2000         $403,827        $19,043             $22,870
                    1999         $269,000        $22,000            $289,000
                    1998         $167,000         $5,000            $173,000

Value+Growth        2000          $82,700         $4,827             $87,527
                    1999       $16,000(a)         $3,000                  $0
                    1998           $9,000         $3,000             $31,000


                                     Other Distribution Expenses Paid by Underwriter
                                      -----------------------------------------------
    Commissions
      Paid by
  Underwriter to                                                                        Misc.
    Affiliated                           Advertising    Prospectus   Marketing and    Operating      Interest
       Firms                           and Literature    Printing    Sales Expenses   Expenses       Expenses
       -----                           --------------    --------    --------------   --------       --------


      $0                                $57,474         $5,909       $42,041        $21,930        $16,711
      $0                                 $9,743         $1,122       $26,028        $11,812         $8,720


      $0                                 $6,000         $1,000       $12,000         $3,000         $4,000


      $0                                144,492        $14,931       $98,677        $27,319        $72,842
      $0                                $41,606         $2,798      $113,295        $23,261        $42,205
      $0                                $56,000         $7,000      $111,000        $30,000        $27,000

      $0                                $38,451         $4,129       $40,139         $6,640         $6,409
      $0                                 $8,854           $940       $21,489         $3,315             $0
      $0                                   $560            $29       $12,471           $200            $26

      $0                                $63,297         $6,730       $48,596        $12,104        $83,517
      $0                                $20,988         $2,432       $56,162        $15,800        $59,625
      $0                                $29,000         $3,000       $59,000        $19,000        $51,000

      $0                                435,465         $3,686       $27,699        $12,420        $50,357
      $0                                $13,215         $1,542       $33,915        $14,540        $35,369
      $0                                $24,000         $2,000       $48,000        $19,000        $29,000

      $0                                672,229        $64,457      $441,918       $116,673       $114,584
      $0                                $53,868         $4,478      $164,379        $30,590        $41,886
      $0                                $33,000         $4,000       $67,000        $22,000        $31,000

      $0                                137,633        $14,539      $100,692        $25,496       $107,255
      $0                                $49,088         $3,766      $140,116        $26,728        $66,561
      $0                                $42,000         $5,000       $90,000        $24,000        $53,000

      $0                                $19,249         $1,778       $11,315         $2,891        $18,144
      $0                                 $8,352           $823       $24,051         $2,659        $13,853
      $0                                $12,000         $1,000       $24,000         $9,000        $11,000

(a)      Amount shown after expense waiver.

Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.


                                      TAXES

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Such qualification does not involve governmental supervision or management of investment practices or policy.


A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed above under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Scudder Cash Reserves Fund not acquired by exchange from another Kemper Mutual
Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described above under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Investments by the Fund in zero coupon or other original issue discount securities (other than tax-exempt securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

A Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

Many futures contracts and certain foreign currency forward contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.


Each Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.


An individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) the individual has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.




After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.


When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from a Fund for this service.


Although certain research, market and statistical services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The Board reviews, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                            Allocated to      Allocated to
                           Firms Based on     Firms Based on
                             Research in      Research in
Fund                         Fiscal 2000      Fiscal 2000      Fiscal 1999      Fiscal 1999        Fiscal 1998
----                         -----------      -----------      -----------      -----------        -----------


Aggressive Growth Fund         $103,936         79.82%             $88,561      86.49%                $338,000
Blue Chip Fund                $1,603,266        79.15%          $1,099,639      85.17%              $2,371,000
Classic Growth Fund            $374,686         57.01%            $187,656      78.98%                $106,423
Growth Fund                   $2,081,318        64.38%          $4,044,421      79.67%              $7,022,000
Small Cap Fund                $1,006,902        73.43%          $2,706,173      93.53%              $4,592,000
Technology Fund               $2,153,663        82.01%          $1,173,163      90.36%              $2,613,000
Total Return Fund             $3,107,944        80.48%          $3,235,979      89.55%              $5,321,000
Value+Growth Fund              $136,556         77.01%            $257,259      86.65%                $282,000


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet a Fund's objective.


Portfolio turnover rates for the three most recent fiscal periods are as follows:


                                        Fiscal Year Ended    Fiscal Year Ended September       Fiscal Year Ended
Fund                                   September 30, 2000:             30, 1999:               September 30 1998:
----                                   -------------------             ---------               ------------------
Aggressive Growth Fund                         101%                      125%                         190%
Growth Fund                                    49%                        97%                         122%
Small Cap Equity Fund                          156%                      133%                         86%

                                        Fiscal Year Ended      Fiscal Year/Period Ended    Fiscal Year/Period Ended
Fund                                    October 30, 2000:          October 30, 1999:            October 30 1998:
----                                    -----------------          -----------------            ----------------
Blue Chip Fund                                 89%                        75%                         157%
Classic Growth Fund                            61%                        58%                         68%
Technology Fund                                59%                        59%                         146%
Total Return Fund                              95%                        64%                         80%

                                        Fiscal Year Ended     Fiscal Year Ended November       Fiscal Year Ended
Fund                                    November 30, 2000:             30, 1999:               November 30 1998:
----                                    ------------------             ---------               -----------------
Value+Growth Fund                              43%                       105%                         92%


                              FINANCIAL STATEMENTS


The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report accompanies this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings


AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1

Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.


COMMERCIAL PAPER RATINGS


Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.


Municipal Notes


Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                     KEMPER SMALL CAPITALIZATION EQUITY FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ----------

                    (a)                     Amended and Restated Agreement and Declaration of Trust.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)


                   (b)(1)                   Amended By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)

                   (b)(2)                   Amendment to the By-laws.
                                            (Filed herein)

                   (c)(1)                   Text of Share Certificate.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996)

                   (c)(2)                   Written Instrument Establishing and Designating Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996)

                   (c)(3)                   Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 43 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            23, 1996)

                   (d)(1)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Small Capitalization Equity Fund, and Scudder Kemper Investments,
                                            Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective
                                            Amendment No. 48 to Registrant's Registration Statement on Form N-1A which was filed on January 31, 1999.)

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant, on behalf of Kemper Small Capitalization Equity Fund, and Kemper Distributors,
                                            Inc. dated October 1, 1999. (Incorporated by reference to Post-Effective
                                            Amendment No. 48 to Registrant's Registration Statement on Form N-1A which was filed on January 31, 1999.)

                    (f)                     Inapplicable.

                   (g)(1)                   Custodian Agreement between the Registrant, on behalf of Kemper Small
                                            Capitalization Equity Fund, and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 48 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            31, 1999.)

                 (g)(1)(a)
                                            Amendment to Custody Contract between the Registrant, on behalf of Kemper
                                            Small Capitalization Equity Fund, and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 48 to
                                            Registrant's



                                Part C - Page 2

                                            Registration Statement on Form N-1A which was filed on January 31, 1999.)

                   (g)(2)                   Foreign Custody Agreement between the Registrant, on behalf of Kemper Small
                                            Capitalization Equity Fund, and The Chase Manhattan Bank.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)

                   (h)(1)                   Agency Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)


                 (h)(1)(a)                  Supplement to Agency Agreement dated January 1, 1999.
                                            (Filed herein)

                 (h)(1)(b)                  Supplement to Agency Agreement between Registrant and Investors Fiduciary
                                            Trust Company dated June 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                   (h)(2)                   Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                 (h)(2)(a)                  Amended Fee Schedule for Administrative Services Agreement.
                                            (Filed herein)

                   (h)(3)                   Fund Accounting Agreement between Kemper Small Capitalization Equity Fund and Scudder Fund Accounting Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            27, 1998.)

                    (i)                     Legal Opinion.
                                            (Filed herein)

                    (j)                     Report and Consent of Independent Auditors.
                                            (Filed herein)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper Small Capitalization Equity Fund (Class B
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            3, 1998.)

                   (m)(2)                   Rule 12b-1 Plan between Kemper Small Capitalization Equity Fund (Class C
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on



                                Part C - Page 3

                                            December 3, 1998.)

                    (n)                     Rule 18f-3 Plan.
                                            (Incorporated by reference to Post-Effective Amendment No. 43 to
                                            Registrant's Registration Statement on Form N-1A which was filed on December
                                            23, 1996.)

                   (p)(1)                   Scudder Kemper Investments, Inc. and Kemper Distributors, Inc. Code of
                                            Ethics.
                                            (Filed herein)

                   (p)(2)                   Code of Ethics of Registrant
                                            (Filed herein)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                       Business and Other Connections of Board of Directors of Registrant's Adviser
----                       ----------------------------------------------------------------------------



                                Part C - Page 4



Lynn S. Birdsong           Director and Vice President, Zurich Scudder Investments, Inc. **
                           Director and Chairman, Scudder Investments (Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt             Director and Vice President, Zurich Scudder Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Zurich Scudder Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Martin Feinstein           Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Zurich Scudder Investments, Inc.**

Gunther Gose               Director, Zurich Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn             Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder Investments,
                           Inc. **
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial Services,
                           Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. @@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Kemper Distributors, Inc.

Farhan Sharaff             Chief Investment Officer, Zurich Scudder Investments, Inc.**



                                Part C - Page 5

Edmond D. Villani          Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449
                           Luxembourg, R.C. Luxembourg B 34.564
                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand
                           Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon,
                           Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                          (3)
         ---

                                Positions and Offices with                   Positions and
         Name                   Kemper Distributors, Inc.                    Offices with Registrant
         ----                   --------------------------                   -----------------------

         Thomas V. Bruns        President                                    None

         Linda C. Coughlin      Director and Vice Chairman                   Vice President and Trustee

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None



                                Part C - Page 6

         Linda J. Wondrack      Vice President and Chief Compliance Officer  Vice President

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          Vice President and Assistant Secretary

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            None

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Avenue, Boston, MA 02110 or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.


                                Part C - Page 7

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.


                                Part C - Page 8

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 30th day of January 2001.


                                                  By  /s/Mark S. Casady
                                                      -------------------------
                                                      Mark S. Casady, President
                                                      (Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 30, 2001 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE
---------                                   -----


/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      January 30, 2001

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      January 30, 2001

/s/Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee                                      January 30, 2001

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      January 30, 2001

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      January 30, 2001

/s/ Donald R. Jones
--------------------------------------
Donald R. Jones*                            Trustee                                      January 30, 2001

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      January 30, 2001

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      January 30, 2001

/s/John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          January 30, 2001



By:      /s/Philip J. Collora
         --------------------------
         Philip J. Collora

* Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A filed on January 27, 1998 and Post-Effective No. 47 filed on December 3, 1999.

                                                                File No. 2-29804
                                                               File No. 811-1702


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 50
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 50

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                     KEMPER SMALL CAPITALIZATION EQUITY FUND

                     KEMPER SMALL CAPITALIZATION EQUITY FUND

                                  EXHIBIT INDEX


                                     (b)(2)
                                    (h)(1)(a)
                                    (h)(2)(a)
                                       (i)
                                       (j)
                                     (p)(1)
                                     (p)(2)